                                                                    Exhibit 10-A

                                OPTION AGREEMENT

     This Agreement is entered into as of this 16th day of January, 2002 by and between United States Steel Corporation, a Delaware corporation with offices at 600 Grant Street, Pittsburgh, PA 15219-2800 ("USS"), NKK Corporation, a Japanese corporation, with offices at 1-1-2, Marunouchi, Chiyoda-ku, Tokyo 100-8202, Japan ("NKK"), National Steel Corporation, a Delaware corporation with offices at 4100 Edison Lakes Parkway, Mishawaka, IN 46545 ("National"), NKK U.S.A. Corporation, a Delaware corporation and a wholly owned subsidiary of NKK, with offices at 450 Park Avenue, New York, NY 10022 ("NAC"), and NUF LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of NKK, with offices at 450 Park Avenue, New York, NY 10022 ("NUF").

                                   WITNESSETH

     WHEREAS: USS and National, with the support of NKK, have agreed to attempt to negotiate an acquisition agreement (the "National Steel Agreement") which will involve the combination of the businesses of USS and National on terms that will assure a competitive and viable combined company, on a basis which is fair to the creditors, shareholders, workers, suppliers and customers of both USS and National, structured as a merger of National with USS of Delaware Inc, a Delaware corporation and a wholly owned subsidiary of USS ("Acquisition Sub") (hereinafter the "Acquisition");

     WHEREAS: NKK beneficially owns, through NAC, 22,100,000 shares of Class A common stock of National (the "NKK Shares");

     WHEREAS: NUF and National are parties to a Subordinated Credit Agreement pursuant to which NUF has agreed to lend to National a $100 million revolving credit facility and National has granted NUF a lien on certain of its assets ("NUF Loan")

     WHEREAS: National's Board of Directors has appointed a Special Committee, consisting of the Board's three independent directors (the "Special Committee"), to review and evaluate the terms of this Agreement and the Acquisition and to recommend to the Board what action, if any, the Board should take with respect to this Agreement and the Acquisition.

     WHEREAS: In order to induce USS to negotiate and enter into the National Steel Agreement, NKK and NUF are willing to grant to USS an option to purchase the NKK Shares and the NUF Loan;

     WHEREAS: USS was converted from a Delaware limited liability company named United States Steel LLC into a Delaware corporation named United States Steel Corporation, at the close of business on December 31, 2001.

     NOW THEREFORE, in consideration of the mutual obligations contained herein, and intending to be legally bound, the parties do hereby agree as follows:

1.   The Option

     1.1  Grant of Option. For one dollar and other good and valuable
          ---------------
consideration, the receipt and sufficiency of which is hereby acknowledged, NKK, NAC or NUF, as the case may be, does hereby grant to USS or the Acquisition Sub the right to acquire all (but not less than all) right, title and interest to
(a) the NKK Shares and (b) the NUF Loan, at any time during the term set forth in Section 1.2, subject to the terms and conditions set forth herein (collectively, the "Option"); provided that USS or the Acquisition Sub must
                              --------
exercise the Option for the NKK Shares and the NUF Loan simultaneously.

     1.2  Term. The Option shall come into effect on the date set forth above,
          ----
which shall be the date when this Agreement has been executed by all parties and shall expire at 11:59 PM Eastern Daylight Savings time on June 15, 2002. If the Option is not exercised prior to the expiration of the foregoing period, this Agreement shall terminate and none of the parties shall thereafter have any further liability or obligation under or in connection with this Agreement other than as expressly provided in Sections 8.1 and 8.14, which shall continue in full force and effect following the termination of this Agreement.

     1.3  Method of Exercise. The Option may be exercised at any time by USS's
          -------------------
or the Acquisition Sub's delivery to NAC and NUF of a written communication, with a copy to NKK, stating that USS or the Acquisition Sub exercises the Option. Such communication shall be effective on the later of NAC's receipt or NUF's receipt thereof at the addresses set forth in Section 8.2 and may be made by hand delivery, postal delivery as set forth in Section 8.2 or messenger service delivery which provides proof of delivery.

     1.4  Option Price. The price to be paid upon exercise of the Option for (a)
          ------------
the NKK Shares shall be a warrant in the form attached hereto as Exhibit A (the "Warrant") issued to NAC or at the direction of NAC to any corporation or other entity controlled by, controlling or under direct or indirect common control with NKK; and (b) the NUF Loan shall be a note in the form attached hereto as Exhibit B, payable to NUF or such other party controlled by, controlling or under direct or indirect common control with NKK as NUF shall designate (the "Note").

2.   Terms of the Warrant and Note

     2.1  Warrant Shares. The securities to be issued upon exercise of the
          --------------
Warrant are four million (4,000,000) shares of common stock, $1.00 par value per share, of USS, the successor to United States Steel LLC, a subsidiary of USX Corporation, a Delaware corporation ("USX"), which had a targeted common stock for its steel business ("USX-U. S. Steel common stock"). Shares of USS or USX -
U. S. Steel common stock are hereinafter collectively referred to as "Steel Stock" and the shares of USS Stock issuable upon exercise of the Warrant are hereafter referred to as the "Warrant Shares.

     2.2  Expiration of Warrant. The Warrant shall expire at 11:59 PM Eastern
          ---------------------
Daylight Savings time on June 15, 2007.

     2.3  Warrant Exercise Price. The exercise price of the Warrant shall be one
          ----------------------
hundred fifty percent (150%) of the average closing price of Steel Stock as reported on the New York Stock Exchange Composite Tape during the last sixty
(60) trading days prior to
the fifth (5th) day before the effective date of USS's or Acquisition Sub's exercise of the Option, or, if the National Steel Agreement is executed prior to the effective date of the exercise of the Option, then during the last sixty
(60) trading days prior to the fifth (5th) day before the date of the National Steel Agreement.

     2.4  Adjustment of Exercise Price. The exercise price per share of Warrant
          ----------------------------
Shares shall be adjusted from time to time pursuant to customary anti-dilution provisions in the Warrant.

     2.5  Note.
          ----

          (a) USS or the Acquisition Sub shall issue a Note of Thirty Million Dollars ($30 Million) to NUF or its designee at the time of the exercise of the Option for the NUF Loan. The Note will have a term of twenty (20) years, will not bear interest and will be convertible into One Million (1 Million) shares of USS Stock at any time by the holder of the Note five (5) years after issue. During the initial five (5) year period of the Note, USS or the Acquisition Sub shall have the right to (a) pre-pay the Note in the amount of Thirty Million Dollars ($30 Million) or (b) deliver One Million (1 Million) shares of USS Stock, provided, in the case of clause (b), the closing price of the USS Stock on the New York Stock Exchange exceeds thirty dollars ($30) per share for each of the ten trading days immediately preceding the date of delivery. From and after the fifth anniversary of the issuance of the Note, either NUF or its designee or USS or the Acquisition Sub shall have the right to convert the Note into One Million (1 Million) shares of USS Stock; provided, that during the period between such fifth
                          --------
     anniversary and the tenth anniversary of such issuance, such right may not be exercised unless the closing price of the USS Stock on the New York Stock Exchange exceeds thirty dollars ($30) per share for each of the ten trading days immediately preceding the date of delivery. From and after the tenth anniversary of the issuance of the Note, either NUF or its designee or USS or the Acquisition Sub shall have the right to convert the Note into One Million (1 Million) shares of USS Stock, without any limitation concerning the price of such USS Stock at the time of any such conversion. The Note shall contain customary anti-dilution protections. The shares of USS Stock issuable upon conversion of the Note are hereinafter referred to as the "Note Shares." NUF or its designee may transfer the Note or the Note Shares, as the case may be, to any corporation or other entity controlled by, controlling or under direct or indirect common control with NKK.

          (b) Simultaneously with the exercise of the Option and the delivery of the Note: (i) NKK shall pay to NUF one hundred million dollars in connection with NKK's guarantee of the NUF Loan and all other required payments pursuant to such guarantee of the NUF Loan; (ii) NKK shall be subrogated to all of the rights and obligations of NUF under the NUF Loan;
     (iii) NUF shall transfer the Note to NKK and such transfer shall constitute a partial collection by NKK of the NUF Loan; and (iv) NKK shall waive the remaining outstanding balance of NUF Loan.

          (c) Immediately after the exercise of the Option, the delivery of the Note to NKK and its designee and the actions set forth in Section 2.5(b), the NUF Loan shall be cancelled together with the NKK guarantee thereof and all documentation relating thereto shall be superseded by the Note.

     2.6  Registration Rights.
          -------------------

          (a) NKK or NAC, as the case may be, agrees that NAC or its designee shall not sell, transfer or assign the Warrant for a period of three years following any exercise of the Option; provided, that if warrants to issue
                                           --------
     USS Stock are issued to other shareholders or creditors of National in connection with the Acquisition then the Warrant or portions thereof shall be freely transferable to the same extent as such other warrants; and provided, further, that NAC or NKK, as the case may be, or its designee may
     --------  -------
     transfer the Warrant to any corporation or other entity controlled by, controlling or under direct or indirect common control with NKK.

          (b) USS agrees that, within 90 days of receipt of a written request from NKK, NAC, NUF and/or the designee thereof, as the case may be, USS or the Acquisition Sub will at its cost and expense file with the Securities and Exchange Commission a Registration Statement covering the sale by NKK, NAC, NUF and/or the designee thereof, as the case may be, of the Warrant Shares and/or the Note Shares and that USS will, or shall cause the Acquisition Sub to, take all steps reasonably necessary to cause such registration statement to be declared effective and to remain effective and to cause the shares of stock covered thereby to be listed on the New York Stock Exchange, Inc., the Chicago Stock Exchange and the Pacific Stock Exchange. This request for registration may be exercised not more than once with respect to the Warrant Shares and not more than once with respect to the Note Shares.

          (c) USS agrees and represents that none of the information supplied by or on behalf of USS or the Acquisition Sub for inclusion or incorporation by reference in connection with the Registration Statement to be filed by USS or the Acquisition Sub with the SEC will contain at the time the Registration Statement becomes effective under the Securities Act of 1933, as amended and the rules and regulations thereunder (the "1933 Act"), any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make these statements therein in light of the circumstances under which they were made not misleading. None of the information supplied by or on behalf of USS or the Acquisition Sub for inclusion or incorporation by reference in connection with the Prospectus used in connection with the Registration Statement will contain at the date mailed to stockholders any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in light of the circumstances under which they were made not misleading. The Registration Statement and the Prospectus will comply in form in all material respects to the provisions of the 1933 Act and the Securities and Exchange Act of 1934.

          (d) NKK, NAC or NUF as the case may be, agree and represent that none of the information supplied by or on behalf of NKK, NAC or NUF, as the case may be, for inclusion or incorporation by reference in connection with the Registration Statement to be filed by USS or the Acquisition Sub with the SEC will contain at the time the Registration Statement becomes effective under the Securities Act of 1933, as amended and the rules and regulations thereunder (the "1933 Act") any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make these statements therein in light of the circumstances under which they were made not misleading. None of the information supplied by or on behalf of NKK, NAC or NUF, as the case may be, for inclusion or incorporation by reference in connection with the Prospectus used in connection with the Registration Statement will contain at the date mailed to stockholders and any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in light of the circumstances under which they were made not misleading.

3.   Covenants of NKK, NAC and NUF

     NKK, NAC and NUF or the designee thereof, as the case may be, covenant and agree as follows:

     3.1  Approval of Acquisition. NKK, NAC or the designee thereof, as the case
          -----------------------
may be, will vote the NKK Shares in favor of the Acquisition at any meeting of National's shareholders called to vote upon, consent to or otherwise approve the Acquisition, including any action by written consent in lieu of a meeting.

     3.2  Other Voting Matters. During the term of this Agreement, NKK, NAC, NUF
          --------------------
or the designee thereof, as the case may be, agrees to vote the NKK Shares against (i) any merger and/or acquisition agreement (other than the National Steel Agreement), merger, consolidation, combination, sale of substantially all the assets of National, liquidation or winding up of National (other than pursuant to insolvency laws), (ii) any Acquisition Proposal, or (iii) any change in the Constituent Documents of National or any National subsidiary. For purposes of this Agreement, "Acquisition Proposal" shall mean any inquiry, proposal or offer from any person (other than USS or any of its affiliates) relating to any merger, consolidation, combination, sale of substantially all the assets of National, liquidation or winding up of National (other than pursuant to insolvency laws) or other direct or indirect business combination involving National or any subsidiary or the issuance or acquisition of shares of capital stock or other equity securities of National or any subsidiary representing 25% or more (by voting power) of the outstanding capital stock of National or such subsidiary or any tender or exchange offer that if consummated would result in any person, together with all affiliates thereof, beneficially owning shares of capital stock or other equity securities of National or any subsidiary representing 25% or more (by voting power) of the outstanding capital stock of National or such subsidiary, or the acquisition, license, purchase or other disposition of a substantial portion of the technology, business or assets of National or any subsidiary outside the ordinary course of business or inconsistent with past practice (the forgoing reference to National's subsidiary shall not include National Steel Pellet Company, one of National's subsidiaries, and National's non-solicitation obligations under this Section 3.2 shall not apply with respect to such subsidiary).

     3.3  Solicitation of Acquisition Proposals. NKK, NAC, NUF or the designee
          -------------------------------------
thereof, as the case may be, will not authorize any investment banker or other representative of NKK, to solicit, initiate or encourage the submission of any Acquisition Proposal.

     3.4  Transfer of NKK Shares and NUF Loan. NKK, NAC, NUF or the designee
          -----------------------------------
thereof, as the case may be, will not: (i) sell, transfer, assign, pledge or otherwise dispose of any of the NKK Shares or the NUF Loan (except to (x) NKK or any other company controlling, controlled by or under common control with NUF or (y) USS and each of its affiliates); (ii) enter into any contract, option, agreement or other understanding to sell, transfer, assign, pledge or otherwise dispose of any of the NKK Shares or the NUF Loan (except with (x) NKK or any other company controlling, controlled by or under common control with NUF or (y) USS and each of its affiliates); (iii) grant any proxy, power of attorney or authorization in respect to the NKK Shares or the NUF Loan, other than in favor of a designee of USS; (iv) deposit the NKK Shares into a voting trust or other agreement involving the voting of the NKK Shares; (v) receive any repayment in relation to the NUF Loan (except pursuant to any transaction pursuant to clause (i)(x) or (ii)(x) above); (vi) take any other action that would in any manner impede, frustrate, prevent, or nullify the consummation of the Acquisition and the other transactions contemplated in the National Steel Agreement.

     3.5  Proxy Statement. NKK and NAC shall allow USS and National to include a
          ---------------
statement in the Proxy Statement/Prospectus to the effect that NKK and NAC have agreed to vote the NKK Shares in favor of the Acquisition.

     3.6  Bankruptcy, Insolvency, Etc. The provisions of this Section 3 will not
          ---------------------------
be construed to limit or impair (a) the right of National or its subsidiaries to take or refrain from taking any action for the purpose of preparing for, commencing, implementing, avoiding or postponing any bankruptcy, insolvency or similar proceeding, whether voluntary or involuntary, involving National or any of its subsidiaries or (b) the right of NKK, any of its affiliates or any of the representatives of NKK serving on the Board of Directors of National to vote on or otherwise act to approve or carry out any such action.

4.   Representations of NKK, NUF and NAC

     NKK, NUF and NAC represent and warrant to USS that:

     4.1  Corporate Organization. NKK is a corporation duly organized and
          ----------------------
validly existing under the laws of Japan. NUF is a limited liability company duly organized, validly existing and in good standing under the laws of Delaware. NAC is corporation duly organized, validly existing and in good standing under the laws of Delaware.

     4.2  Ownership. NKK, through NAC, owns the NKK Shares free and clear of all
          ---------
liens, charges, encumbrances and security interests whatsoever.

     4.3  Authority. Each of NKK, NUF and NAC has full corporate power and
          ---------
authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly approved by the Board of Directors of each of NKK, NUF and NAC, and no other corporate proceedings are necessary for the execution and delivery of this Agreement by NKK, NUF or NAC. This Agreement has been duly and validly executed and delivered by each of NKK, NUF or NAC and (assuming due authorization, execution and delivery by USS) constitutes a valid and binding obligation of each of NKK, NUF and NAC, enforceable against NKK, NUF or NAC in accordance with its terms, except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity and by bankruptcy, insolvency and similar laws affecting creditors' rights and remedies generally.

     4.4  Consents and Approvals. Except for applicable requirements of the
          ----------------------
Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder (the "HSR Act"), no prior notice or filing with, and no permit, authorization, consent or approval of, any governmental or regulatory agency (a "Governmental Entity") is necessary in connection with the execution, delivery or performance by NKK, NUF or NAC of this Agreement or for the consummation by NKK, NUF or NAC of the transactions contemplated by this Agreement.

     4.5  Investment Intent. The Warrant and Note to be acquired pursuant
          -----------------
hereto, and any shares issued or issuable upon the exercise of such Warrant by NKK, NAC or the designee thereof, as the case may be, or the Note Shares, will be acquired by NKK, NAC, NUF, or the designee thereof, as the case may be, for their own account and not with a view to distribution, except in compliance with, or pursuant to an available exemption from, the registration requirements of the United States Securities Act of 1933 or any rules or regulations promulgated thereunder (the "Securities Act"). NKK, NAC, NUF, or the designee thereof, as the case may be, will not resell, transfer, assign or distribute the Warrant or the Note and the underlying shares and/or the Note Shares except in compliance with the registration requirements of the Securities Act or pursuant to an available exemption therefrom.

     4.6  Broker's Fees. Except as set forth in Schedule 4.6, neither NKK, NUF
          -------------
or NAC nor any of their respective affiliates, nor any of their respective officers or directors has employed any broker or finder or incurred any liability for any broker's fees, commissions or finder's fees in connection with any of the transactions contemplated by this Agreement.

     4.7  No Other Representations; Sale "As Is, Where Is".
          -------------------------------------------------

          (a)  Except for the representations and warranties contained in this
     Article IV, neither NKK, NUF nor NAC nor any other person or entity makes any representation or warranty, express or implied, on behalf of NKK, NUF or NAC or any of their affiliates or the business or operations thereof.

          (b) EXCEPT AS SET FORTH IN THIS ARTICLE IV, NEITHER NKK, NUF NOR NAC MAKES ANY REPRESENTATION OR WARRANTY REGARDING THE BUSINESS, PROSPECTS, ASSETS, PROPERTIES, LIABILITIES, CONDITION (FINANCIAL OR OTHERWISE) OR RESULTS OF OPERATIONS OF NATIONAL, AND EACH OF NKK, NUF and NAC HEREBY DISCLAIMS ALL IMPLIED WARRANTIES RELATING TO THE BUSINESS, PROSPECTS, ASSETS, PROPERTIES, LIABILITIES, CONDITION (FINANCIAL OR OTHERWISE) OR RESULTS OF OPERATIONS OF NATIONAL (INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE). EXCEPT AS SET FORTH IN THIS ARTICLE IV, IT IS EXPRESSLY ACKNOWLEDGED AND AGREED THAT THE NKK SHARES AND THE NUF LOAN ARE SOLD "AS IS, WHERE IS", AND THAT NONE OF USS OR ANY OF ITS AFFILIATES SHALL HAVE ANY CLAIM AGAINST NKK, NUF and NAC OR ANY OF THEIR AFFILIATES WITH RESPECT THERETO.

     4.8  Transfer of NKK Shares. NKK and NAC have not (i) entered into any
          ----------------------
contract, option, agreement or other understanding to sell, transfer, assign, pledge or otherwise dispose of any of the NKK Shares; or (ii) granted any proxy, power of attorney or authorization in respect to the NKK Shares. NKK, NAC and NUF have not entered into any contract, option, agreement or other understanding to sell, transfer, assign, pledge or otherwise dispose of any of the NUF Loan to any third party not controlling, controlled by or under common control with NUF.

     4.9  No Encumbrances. Except as set forth in Schedule 4.9, to the
          ---------------
reasonable knowledge of NKK, NUF and NAC, the execution and delivery of this agreement and the consummation by NKK, NUF and NAC of the transactions contemplated herein (i) does not conflict with the provisions of any other contract or other agreement binding upon NKK, NUF or NAC or affecting the NKK Shares; and (ii) will not result in the creation of any lien, pledge, security interest or other encumbrance on the NKK Shares.

5.   Representations of USS

     USS represents to NKK on the date hereof and on the date of the execution of the Option:

     5.1  Corporate Organization. USS is, and the Acquisition Sub, when
          ----------------------
organized, will be, a corporation duly incorporated validly existing and in good standing under the law of the state of Delaware and is duly qualified and in good standing as a foreign corporation in each jurisdiction where such qualification is required to conduct its business and owns its properties as currently conducted and carry out its obligations hereunder, except in each case where the failure to be so qualified would not result in a material adverse effect on the business, properties, financial condition results of operation or prospects of USS or the Acquisition Sub, as the case may be, on a consolidated basis.

     5.2  Organizational Documents. USS has previously delivered to NKK and
          ------------------------
National complete and accurate copies of the organizational documents of USS. No amendments or modifications thereto have been adopted or are contemplated and each remains in full force and effect on the date hereof.

     5.3  Authority. USS has full corporate power and authority to execute and
          ---------
deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have or will have been duly and validly approved by the Board of Directors of USS, and no other corporate proceedings are necessary for the execution and delivery of this Agreement by USS. This Agreement has been duly and validly executed and delivered by USS and (assuming due authorization, execution and delivery by NKK, NUF, NAC and National) constitutes a valid and binding obligation of USS, enforceable against USS in accordance with its terms, except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity and by bankruptcy, insolvency and similar laws affecting creditors' rights and remedies generally. Notwithstanding anything set forth herein, USS shall require Board approval prior to any exercise by USS or Acquisition Sub of the Option granted herein.

     5.4  Consents and Approvals. Except for applicable requirements of the HSR
          ----------------------
Act, no filing with, and no permit, authorization, consent or approval of, any Governmental Entity is necessary in connection with the execution, delivery or performance by USS or the

Acquisition Sub of this Agreement or for the consummation by USS or the Acquisition Sub of the transactions contemplated by this Agreement.

     5.5  Capitalization. The authorized capital stock of USS consists of
          --------------
240,000,000 shares consisting of (i) 40,000,000 shares of preferred stock, $1.00 par value per share and (ii) 200,000,000 shares of common stock. As of January 1, 2002, there were 89,195,915 and zero shares of such common stock and preferred stock outstanding, respectively. All of the issued and outstanding shares of USS Stock have been duly authorized and validly issued and are fully paid, not assessable and free of preemptive rights, with no personal liability attaching to the ownership thereof.

     5.6  Reports. USS has previously delivered to NKK and to National true and
          -------
complete copies of USX Corporation's Annual Report on Form 10-K for the year ended December 31, 2000; Quarterly Reports on Form 10-Q for the Quarters ended March 31, June 30, and September 30, 2001; the Current Reports on Form 8-K dated February 27, April 24, June 15, July 2, July 31, August 1, August 2, August, 6, October 12, November 5, November 7, and November 28 the Proxy Statement filed March 12, 2001 and the Proxy Statement/Prospectus filed on September 20, 2001 and of the Current Report on Form 8-K of USS, dated December 31, 2001 (the "USS Disclosure Documents"). The USS Disclosure Documents conform in all material respects to the requirements of the Exchange Act. As of the dates thereof, the USS Disclosure Documents did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading.

     5.7  Financial Statements. The consolidated financial statements of USS and
          --------------------
the U.S. Steel Group contained in the USS Disclosure Documents were prepared in accordance with generally accepted accounting principles consistently applied (except for changes noted therein, if applicable) and fairly present in all material respects the financial position of USS on a consolidated basis and of the U. S. Steel Group, as the case may be, as of the dates thereof and the results of operations and statement of cash flows of USS on a consolidated basis and of the U. S. Steel Group, as the case may be, for the periods ended on such dates subject in the case of unaudited interim financial statements to normal year end adjustments. To the knowledge of USS, PricewaterhouseCoopers LLP, whose report on the annual financial statements is contained therein, are independent public accountants as defined by regulations of the SEC.

     5.8  Material Adverse Change. Except as disclosed in the USS Disclosure
          -----------------------
Documents since September 30, 2001, (a) the business of USS, on a consolidated basis, and the U. S. Steel Group has been conducted in the ordinary course, consistent with past practice; (b) neither USS, the U. S. Steel Group or any of their respective properties has suffered any fire, loss or other casualty that has resulted in or is likely to result in a material adverse effect on the business, properties, financial condition, results of operation or prospects of USS, on a consolidated basis, or the U. S. Steel Group; and (c) there has not occurred any condition that has, had, or with the passage of time, the giving of notice or both, will have, a material adverse effect on the business, properties financial condition, results of operation or prospects of USS, on a consolidated basis.

        5.9     Legal Proceedings. Except as disclosed in the USS Disclosure
                -----------------
Documents, (i) there are no legal proceedings pending, or to the knowledge of USS threatened, against USS which, individually or in the aggregate, if adversely decided, would have a material adverse effect on the business, properties, financial condition results of operation or prospects of USS, on a consolidated basis; (ii) USS is not in violation of any law, regulation, ordinance, judicial decree or administrative order (including without limitation environmental, tax and employee matters) which violation, individually or in the aggregate, will have a material adverse effect on the business, properties, financial condition, results of operation or prospects of USS, on a consolidated basis; and (iii) USS has all Permits necessary to own its respective assets and conduct its business as currently conducted; no such permits are being challenged and, to the knowledge of USS, there is no basis for such a challenge except for matters which, individually or in the aggregate, will not have a material adverse effect on the business, properties, financial condition, results of operation or prospects of USS, on a consolidated basis.

        5.10    Broker's Fees. Except as set forth in Schedule 5.10, neither USS
                -------------
nor any of its respective affiliates, nor any of their respective officers or directors has employed any broker or finder or incurred any liability for any broker's fees, commissions or finder's fees in connection with any of the transactions contemplated by this Agreement.

        5.11    No Other Representations; Sale "As Is, Where Is.
                -----------------------------------------------

                (a) Except for the representations and warranties contained in this Article V and Article VI, neither USS nor any other person or entity makes any representation or warranty, express or implied, on behalf of USS or any of its affiliates or the business or operations thereof.

                (b) EXCEPT AS SET FORTH IN THIS ARTICLE V AND ARTICLE VI, USS MAKES NO REPRESENTATION OR WARRANTY REGARDING THE BUSINESS, PROSPECTS, ASSETS, PROPERTIES, LIABILITIES, CONDITION (FINANCIAL OR OTHERWISE) OR RESULTS OF OPERATIONS OF USS, AND USS HEREBY DISCLAIMS ALL IMPLIED WARRANTIES RELATING TO THE BUSINESS, PROSPECTS, ASSETS, PROPERTIES, LIABILITIES, CONDITION (FINANCIAL OR OTHERWISE) OR RESULTS OF OPERATIONS OF USS (INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE). EXCEPT AS SET FORTH IN THIS ARTICLE V AND
        ARTICLE VI, IT IS EXPRESSLY ACKNOWLEDGED AND AGREED THAT THE WARRANTS AND THE NOTE ARE SOLD "AS IS, WHERE IS", AND THAT NONE OF NKK OR ANY OF ITS AFFILIATES SHALL HAVE ANY CLAIM AGAINST USS OR ANY OF ITS AFFILIATES WITH RESPECT THERETO.

        5.12    Guarantee.  USS guarantees the obligation of the Acquisition Sub
                ---------
hereunder related to the conversion of the Note to USS Stock.

6.      Special Representations of USS

        USS covenants and agrees to NKK that, upon the exercise of the Option:

        6.1     Corporate Authorization. The exercise of the Option, the
                -----------------------
execution and delivery of the Warrant and the Note and the consummation of the transactions contemplated hereby will have been approved by the Board of Directors of USS and, no other corporate approval or action will be required on the part of USS. USS has full corporate power and authority and all necessary internal approvals to execute and deliver this Agreement. Approval of the execution and delivery of this Agreement by the USS Board of Directors is not required.

        6.2     Warrant and Note Authorization. Each of the Warrant and the Note
                ------------------------------
is duly and validly authorized and when executed and delivered will be a legally valid, binding and enforceable obligation of USS or the Acquisition Sub. The Warrant Shares and the Note Shares have been duly and validly authorized and reserved for issuance. When issued and delivered in accordance with the Warrant and the Note, respectively, the Warrant Shares and the Note Shares will be duly and validly issued, fully-paid, non-assessable and free of pre-emptive rights.

        6.3     Tender Offer; Consideration. Following any exercise of the
                ---------------------------
Option, USS or the Acquisition Sub shall, in a reasonably prompt manner, subject to compliance with all applicable laws, make a tender offer to acquire the shares of all shareholders of National other than NAC in exchange for (a) warrants with terms no less favorable to the holders thereof than those provided to NAC hereunder with a per share value not less than the per share value paid for the NKK Shares (i.e., 1 share of common stock, par value $0.01 per share, of National (the "National Stock") for a warrant which may be exercised for .181 shares of USS Stock), or (b) USS Stock based upon an exchange ratio determined by dividing the average price of National Stock during the fifteen trading day period ending on January 11, 2002 (i.e. $1.54 per share) by the average price of Steel Stock during the same period (i.e. $17.78 per share), which yields an exchange ratio of one share of National Stock for 0.086 shares of USS Stock. Notwithstanding the foregoing, the option to obtain warrants shall not be available to National's stockholders unless a sufficient number of stockholders (other than NAC) elect to receive warrants so that the warrants are eligible for listing on the New York Stock Exchange. If the consideration per share paid or payable by USS, the Acquisition Sub or any of their affiliates for any portion of the NKK Shares has a fair market value greater than the fair market value of the shares of the USS Stock or warrants provided in the preceding sentence, USS will offer all holders of National's Stock other than NAC, the right to exchange each of their shares for such consideration. If, within one year following the closing of a tender offer made pursuant to this Section 6.3, USS, the Acquisition Sub or any of their affiliates effect any merger or consolidation involving National, each holder of National Stock outstanding at the effective time of such merger or consolidation shall be provided with the option to receive the same number of shares of USS Stock or the same warrants as are offered to stockholders tendering their shares in such tender offer. The shares of USS Stock and warrants (including underlying shares) issued to the holders of National Stock (other than NAC) pursuant to this Section 6.3 shall be covered by an effective registration statement under the Securities Act of 1933, shall be registered under the Securities Exchange Act of 1934 and shall be listed for trading on the New York Stock Exchange.

7.      Representations of National

        National hereby represents and warrants to USS on the date hereof that:

        7.1     Corporate Organization.  National is a corporation duly
                ----------------------
organized, validly existing and in good standing under the laws of Delaware.

        7.2     Capitalization. The authorized capital stock of National
                --------------
consists of 30,000,000 shares of Class A National Stock and 65,000,000 shares of Class B National Stock. As of January 1, 2002, there were 22,100,000 and 19,188,240 shares of Class A National Stock and Class B National Stock outstanding, respectively. All of the issued and outstanding shares of National Stock have been duly authorized and validly issued and are fully paid, not assessable and free of preemptive rights, with no personal liability attaching to the ownership thereof.

        7.3     Authority. National has full corporate power and authority to
                ---------
execute and deliver this Agreement. The Board of Directors of National has approved this Agreement pursuant to the provisions of Section 203(a) of the Delaware Corporation Law based upon the recommendation of the Special Committee.

        7.4     SEC Documents. National has previously delivered to USS true and
                -------------
complete copies of its Annual Report on Form 10-K for the year ended December 31, 2000; Quarterly Reports on Form 10-Q for the Quarters ended March 31, June 30, and September 30, 2001; the Current Reports on Form 8-K dated 1/25/01, 2/15/01, 3/2/01, 3/6/01, 5/3/01, 7/27/01, 9/10/01, 10/3/01, 10/22/01, 10/26/01,
11/27/01 and 12/11/01 (the "National Disclosure Documents"). The National Disclosure Documents conform in all material respects to the requirements of the Exchange Act. As of the dates thereof, the National Disclosure Documents did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading.

        7.5     Financial Statements. The consolidated financial statements of
                --------------------
National contained in the National Disclosure Documents were prepared in accordance with generally accepted accounting principles consistently applied (except for changes noted therein, if applicable) and fairly present in all material respects the financial position of National as of the dates thereof and the results of operations and statement of cash flows of National for the periods ended on such dates subject in the case of unaudited interim financial statements to normal year end adjustments. To the knowledge of National, Ernst & Young LLP, whose report on the annual financial statements is contained therein, are independent public accountants as defined by regulations of the SEC.

        7.6     Material Adverse Change. Except as disclosed in the National
                -----------------------
Disclosure Documents since September 30, 2001, (a) the business of National has been conducted in the ordinary course, consistent with past practice (taking into account the financial condition of National and market conditions affecting the steel industry generally); and (b) neither National or any of its respective properties has suffered any fire, loss or other casualty that has resulted in or is likely to result in a material adverse effect on the business, properties, financial condition, results of operation or prospects of National.

        7.7     Legal Proceedings. Except as disclosed in the National
                -----------------
Disclosure Documents, (i) there are no legal proceedings pending, or to the knowledge National threatened, against National which, individually or in the aggregate, if adversely decided, would have a material adverse effect on the business, properties, financial condition results of operation or prospects of National; (ii) National is not is in violation of any law, regulation, ordinance, judicial decree or administrative order (including without limitation environmental, tax and employee matters) which violation, individually or in the aggregate, will have a material adverse effect on the business, properties, financial condition, results of operation or prospects of National; and (iii) National has all Permits necessary to own its respective assets and conduct its business as currently conducted; no such permits are being challenged and, to the knowledge of National, there is no basis for such a challenge except for matters which, individually or in the aggregate, will not have a material adverse effect on the business, properties, financial condition, results of operation or prospects of National.

        7.8     No Other Representations; Sale "As Is, Where Is.
                -----------------------------------------------

                (a) Except for the representations and warranties contained in this Article VII, neither National nor any other person or entity makes any representation or warranty, express or implied, on behalf of National or any of its affiliates or the business or operations thereof.

                (b) EXCEPT AS SET FORTH IN THIS ARTICLE VII, NATIONAL MAKES NO REPRESENTATION OR WARRANTY REGARDING THE BUSINESS, PROSPECTS, ASSETS, PROPERTIES, LIABILITIES, CONDITION (FINANCIAL OR OTHERWISE) OR RESULTS OF OPERATIONS OF NATIONAL, AND NATIONAL HEREBY DISCLAIMS ALL IMPLIED WARRANTIES RELATING TO THE BUSINESS, PROSPECTS, ASSETS, PROPERTIES, LIABILITIES, CONDITION (FINANCIAL OR OTHERWISE) OR RESULTS OF
        OPERATIONS OF NATIONAL (INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE). EXCEPT AS SET FORTH IN THIS ARTICLE VII, IT IS EXPRESSLY ACKNOWLEDGED AND AGREED THAT THE NATIONAL STOCK IS SOLD "AS IS, WHERE IS", AND THAT NONE OF USS OR ANY OF ITS AFFILIATES SHALL HAVE ANY CLAIM AGAINST NATIONAL OR ANY OF ITS AFFILIATES WITH RESPECT THERETO.

8.      General

        8.1     Expenses. Except as expressly provided in this Agreement,
                --------
whether or not the transactions contemplated hereunder shall be consummated, each party shall pay its own expenses incident to the preparation of this Agreement and for consummating the transaction, including all outside counsel and accountant fees incurred by it. Each party shall also pay all filing fees, taxes and other expenses required to be paid by it under applicable laws, regulations or contracts to perform the covenants and obligations hereunder.

        8.2     Notices. All notices, requests, demands and other communications
                -------
hereunder shall be in writing and shall be deemed to have been given if actually delivered by any reasonable means or if mailed by registered or certified mail, return receipt requested, to the following addresses or to such other address as any party may subsequently designate in writing:

                (a)   If to USS, then to:

                United States Steel Corporation
                600 Grant Street - Room 6100
                Pittsburgh, PA 15219-2800
                Attn:   Senior Vice President & Treasurer
                Tel:    412-433-1178
                Fax:    412-433-2015
                E-mail: aeferrara@uss.com

                        With copy to:

                United States Steel Corporation
                600 Grant Street - Room 1500
                Pittsburgh, PA 15219-2800
                Attn:   Assistant General Counsel - Commercial
                Tel:    412-433-2920
                Fax:    412-433-2811
                E-mail: rjmunsch@uss.com

                (b)     If to NKK, then to:

                NKK Corporation
                1-1-2, Marunouchi Chiyoda-ku
                Tokyo 100-8202
                Japan
                Attn:   General Manager, International Business Planning Dept.,
                        Steel Division
                Tel:    81-3-3217-2337
                Fax:    81-3-3214-9667
                E-mail: Takashi_Yamazaki@ntsgw.tokyo.nkk.co.jp

                        With copy to:

                NKK Corporation
                1-1-2, Marunouchi Chiyoda-ku
                Tokyo 100-8202
                Japan
                Attn:   Chief, General Manager, International and Domestic Legal
                        Affairs
                Tel:    81-3-3217-2031
                Fax:    81-3-3214-8428
                E-mail: Sotaro_wakabayashi@ntsgw.tokyo.nkk.co.jp

                        With copy to:

                Skadden, Arps, Slate, Meagher & Flom LLP
                Four Times Square
                New York, NY 10036
                Attn:   Edmund Duffy, Esq.
                Tel:    212-735-3590
                Fax:    917-777-3590

                E-mail: eduffy@skadden.com

                (c)     If to NAC or NUF, to:

                NKK America, Inc or NUF LLC
                450 Park Avenue
                New York, NY 10022
                Attn:   President
                Tel:    212-826-6250
                Fax:    212-826-6538
                E-mail: Mineo_Shimura@ntsgw.tokyo.nkk.co.jp

                        With a copy to Skadden, Arps, Slate, Meagher & Flom LLP,
                as provided in (b)


                (d)     If to National, then to:

                National Steel Corporation
                4100 Edison Lakes Parkway
                Mishawaka, Indiana 46545
                Attn:   Ronald J. Werhnyak
                        Vice President, General Counsel and Secretary
                Tel:    (219) 273-7601
                Fax:    (219) 271-7868
                E-mail: rwerhnya@nationalsteel.com

                        With copies to:

                Arthur H. Aronson
                Chairman of the Special Committee
                of the Board of Directors of National Steel Corporation c/o National Steel Corporation
                4100 Edison Lakes Parkway
                Mishawaka, Indiana 46545
                Attn:   President
                Tel:    (219) 273-7888
                Fax:    (219) 271-7868
                E-mail: jmaczuzak@nationalsteel.com

                Baker & McKenzie
                One Prudential Plaza
                130 East Randolph Drive
                Chicago, Illinois 60601
                Attn:   Craig A. Roeder
                Tel:    (312) 861-3730
                Fax:    (312) 861-2899
                E-mail: craig.a.roeder@bakernet.com

        8.3     Nonsurvival of Certain Representations and Warranties. The right
                -----------------------------------------------------
of USS to assert a claim against National relating to the breach any of the representations and warranties set forth in Section 7.4 through 7.7 of this Agreement shall terminate as of time of the exercise or expiration of the Option. National Steel shall have no liability or obligation with respect to any claim by USS alleging the breach of the foregoing representations and warrants in the event USS exercises the Option.

        8.4     Applicable Laws; Counterparts. This Agreement shall be construed
                -----------------------------
and enforced in accordance with the laws of the State of Delaware. This Agreement may be executed simultaneously in two or more counterparts, including by facsimile, each of which shall be deemed an original but all of which together shall constitute but one and the same instrument.

        8.5     Entire Agreement. This Agreement contains the full agreement
                ----------------
between the parties hereto, supersedes any and all agreements and amendments thereto which may have been heretofore negotiated or entered into between them. There are no further understandings written or oral between the parties.

        8.6     Descriptive Heading. The descriptive headings of this Agreement
                -------------------
are inserted for convenience only and are not intended to indicate all of the matter following them. Accordingly, they shall not control or affect the meaning or construction of any of the provisions hereof.

        8.7     Severability. If any provisions of this Agreement shall be
                ------------
determined to be invalid or unenforceable, the remainder of this Agreement shall not be effected thereby and shall remain enforceable to the maximum extent permitted by law.

        8.8     Parties. This Agreement is intended solely for the benefit of
                -------
the parties and no rights are created or intended to be created in favor of any third parties. This Agreement cannot be assigned by either party hereto without the written consent of the other party.

        8.9     Consent to Jurisdiction. Solely for the purposes of disputes
                -----------------------
among the parties hereto, the parties hereto consent and submit to the personal jurisdiction of the United States District Court for the State of Delaware or to any court of the State of Delaware having jurisdiction over any controversy in connection with this Agreement, and to service of process upon them in accordance with applicable rules and statutes, solely in connection with actions or proceedings involving the parties to and relating to this Agreement. NKK hereby appoints Corporation Service Company as its agent for the purposes of receiving and accepting service of process on its behalf.

        8.10    Amendment. This Agreement may not be amended or modified other
                ---------
than by written agreement executed by the parties hereto expressly stating that it is a modification of this Agreement. Without limiting the foregoing, no amendment, modification or waiver of or supplement to this Agreement will become effective unless it has been approved by the Board of Directors of National."

        8.11    Post-Sale Agreement. Promptly following the Closing in the event
                -------------------
USS or the Acquisition Sub exercises the Option, NKK and USS shall negotiate in good faith an agreement, similar to the cooperative agreement currently in effect between NKK and

National, pursuant to which NKK and USS can assist each other with respect to certain commercial, operational, marketing and technology matters, subject to compliance with all applicable laws. The terms of all such agreements shall be fully disclosed to the Board of Directors of National prior to the date such agreements are entered into by USS and NKK.

        8.12    National Steel Agreement; Due Diligence. National and USS agree
                ---------------------------------------
to use all commercially reasonable efforts to promptly negotiate and execute the National Steel Agreement and to use all commercially reasonable efforts to consummate the Acquisition as promptly as possible following the execution of the National Steel Agreement. USS shall prepare and deliver to National a preliminary draft of the National Steel Agreement on or before January 31, 2002. National shall prepare and deliver to USS a preliminary draft of the disclosure schedules to the National Steel Agreement not more than 10 business days after its receipt of the preliminary draft National Steel Agreement from USS. USS and National intend that specific terms and conditions of debt exchange offers will be determined by negotiation between USS and National and/or between USS and National's debt holders/creditors and that such terms and conditions will be reflected in the National Steel Agreement. Within five (5) business days of the date of this Agreement, USS shall commence, and National shall participate and cooperate in, a reasonable business, financial and legal due diligence investigation by USS of National and its subsidiaries. National and USS shall use commercially reasonable efforts to complete such due diligence investigation as soon as practicable.

        8.13    Understandings Regarding Approval by National's Board of
                --------------------------------------------------------
Directors. USS acknowledges and agrees that the approval of this Agreement by
---------
National's Board of Directors (a) relates solely to the grant to USS of the Option as expressly provided for in this Agreement (as in effect on the date it has been executed on behalf of National), (b) is not intended as an approval of any other agreement, understanding or arrangement between or involving USS and NKK or any of their respective affiliates or associates, including any amendment, modification, waiver or supplement relating to this Agreement entered into or granted after the date it has been executed on behalf of National, and
(c) will be limited solely to an approval of USS becoming an "interested stockholder" of National for purposes of Section 203(a)(1) of the Delaware General Corporation Law as a result of the grant to USS of the Option and (d) will not be construed to constitute an approval or recommendation of any business combination or other transaction involving National or any of its subsidiaries, including an approval or recommendation pursuant to Sections 251 or 271 of the Delaware General Corporation Law with respect to any merger or consolidation involving National or any of its subsidiaries or any sale of all or substantially all of the assets of National or any of its subsidiaries.

        8.14    Agreement to Refrain from Taking Certain Actions. Except in
                ------------------------------------------------
accordance with a definitive National Steel Agreement approved by the Board of Directors of National, for a period of three years after the date of this Agreement, USS shall not and shall not cause or permit any of its affiliates, associates or other persons under its control to (a) engage in any business combination with National or any of its subsidiaries, (b) make, or in any way participate, directly or indirectly, in any solicitation of any proxy to vote or seek to advise or influence any person or entity with respect to the voting of any voting stock of National or any of its subsidiaries, (c) form, join or in any way participate, directly or indirectly, in a group with respect to any voting stock of National or any of its subsidiaries, (d) enter into any discussions, negotiations, arrangements or understandings with any third party with respect to any of the foregoing, (e) disclose any intention, plan or arrangement inconsistent with the foregoing, or (f) otherwise act, alone or in concert with others, directly or indirectly, to seek to control or influence the management or policies of National or any of its subsidiaries. Notwithstanding the foregoing, the provisions of this Section 8.14 (a) shall terminate as of the date any bankruptcy, insolvency or similar proceeding is commenced by or against National (other than a proceeding commenced against National by USS or any of its affiliates) and (b) shall not be construed to prevent USS or the Acquisition Sub from voting any shares of National Stock acquired by them pursuant to the Option or pursuant to a tender offered made in accordance with Section 6.3 of this Agreement in connection with any matter submitted for the vote or consent of National's stockholders, if USS and its affiliates and associates (other than National and its directors and officers) would not be deemed to be participants in the solicitation of proxies with respect to such matter. As used in this
Section 8.14, the terms "affiliate," "associate," "person," "business combination," "control" and "voting stock" have the respective meanings provided in Section 203 of the Delaware General Corporation Law, and the terms "solicitation," "proxy" "group" and "participants" have the respective meanings provided in the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder. The provisions of this Section 8.14 will survive the termination of this Agreement and will continue in full force and effect thereafter.

        IN WITNESS WHEREOF, the parties hereto have entered into this agreement as of the date first listed above.

UNITED STATES STEEL CORPORATION              NKK CORPORATION


By: /s/ John P. Surma                        By: /s/ Atsuo Yajima
    ---------------------------------            -------------------------------
Name:  John P. Surma                         Name: Atsuo Yajima
       ------------------------------              -----------------------------
Title: Vice Chairman & CFO                   Title: Executive Vice President
       ------------------------------               ----------------------------


NATIONAL STEEL CORPORATION                   NKK U.S.A. CORPORATION


By: /s/ Hisashi Tanaka                       By: /s/ Mineo Shimura
    ---------------------------------            -------------------------------
Name:  Hisashi Tanaka                        Name: Mineo Shimura
       ------------------------------              -----------------------------
Title: Chairman & CEO                        Title: President
       ------------------------------               ----------------------------

NUF LLC


By: /s/ Mineo Shimura
    ---------------------------------
Name: Mineo Shimura
      -------------------------------
Title: President
       ------------------------------

                                  Schedule 4.9

The execution and delivery of this Agreement and the consummation of the transactions contemplated herein may conflict with the provisions of the following agreements.

Matters reflected in this Schedule 4.9 are not necessarily limited to the matters required to be disclosed herein. Such additional matters are set forth for informational purposes and do not necessarily include other matters of a similar nature.

1. Eleventh Supplemental Indenture, dated as of March 31, 1999, between National, the Chase Manhattan Bank and Frank J. Jaworski.

2. U.S. $500,000,000 Credit Agreement, dated as of September 28, 2001, by and among National, Citicorp USA, Inc. and certain issuers named therein.

3. Amended and Restated Subordinated Credit Agreement, dated as of September 28, 2001, by and between National and NUF LLC.

4. Loan Agreement, dated March 18, 1992, between Mitsubishi Corporation and National Pickle Line Corporation.

5. Mortgage, Assignment of Rents and Leases, and Security Agreement dated March 18, 1992 from National Pickle Line Corporation to Mitsubishi Corporation and Mitsubishi International Corporation.

6. Guaranty Agreement, dated March 18, 1992, between Mitsubishi Corporation and National.

7. Partnership Agreement, made as of September 18, 1990, among Dofasco Inc., National Ontario II Limited, Galvatek Ontario Corporation and DNN Galvanizing Corporation.

8. Shareholders' Agreement, made as of September 18, 1990, among DNN Galvanizing Corporation, 904153 Ontario, Inc., National Ontario Corporation and Galvatek America Corporation.

9. Loan Agreement, dated February 9, 1989, among Mitsubishi Corporation, Marubeni Corporation and National Caster Acquisition Corporation.

10. Guaranty Agreement, dated February 9, 1989, among National, Mitsubishi Corporation and Marubeni Corporation.

11. Mortgage, Assignment of Rents and Leases and Security Agreement dated December 3, 1990 from National Acquisition Corporation to Mitsubishi Corporation and Marubeni Corporation.

12. Limited Liability Company Agreement, made as of February 2, 1998, between National and Robinson Steel Co., Inc.

13. Participation Agreement, dated as of September 1, 1987, among National Acquisition Corporation, Grant Holdings, Inc., The Connecticut National Bank,

     The Fuji Bank and Trust Company, Mitsubishi International Corporation and Marubeni America Corporation, National , Mitsubishi Corporation and Marubeni Corporation.

14. Lease Agreement, dated as of September 1, 1987, between The Connecticut National Bank and National Acquisition Corporation.

15. Participation Agreement, dated as of December 20, 1985, among Wilmington Trust Company, Comerica Bank-Detroit, SGE (New York) Associates, Marubeni U.K.P.L.C. and National.

16. Loan Agreement, dated August 7, 1992, by and among Mitsubishi Corporation, Nissho Iwai Corporation and Okura & Co. , Ltd. and Double G Coatings Company, L. P.

17. Mortgage, Assignment of Rents and Leases, and Security Agreement, dated August 7, 1992, from Double G Coatings Company, L.P. to Mitsubishi Corporation, Mitsubishi International Corporation, Nissho Iwai American Corporation, Nissho Iwai Corporation, Okura & Co. (America), Inc., and Okura & Co., Ltd.

18. Guaranty Agreement, dated August 7, 1992, by National in favor of Mitsubishi Corporation, Nissho Iwai Corporation and Okura & Co., Ltd.

19. Procoil Corporation and The Fuji Bank and Trust Company, dated as of March 10, 1997.

Exhibit A

            --------------------------------------------------------


                         UNITED STATES STEEL CORPORATION


                      Form of Common Stock Purchase Warrant

                                   Dated as of

            ---------------------------------------------------------



         This Warrant and any shares acquired upon the exercise of this Warrant have not been registered under the Securities Act of 1933, as amended, and may not be transferred, sold or otherwise disposed of except while a registration under such Act is in effect or pursuant to an exemption therefrom under such Act. This Warrant and such shares may be transferred only in compliance with the conditions specified in this Warrant.

                                TABLE OF CONTENTS
                                -----------------

1.       Exercise of Warrant...........................................................................  1
--       --------------------
         1.1      Manner of Exercise...................................................................  1
         ---      ------------------
         1.2      When Exercise Effective..............................................................  1
         ---      -----------------------
         1.3      Delivery of Stock Certificates, etc..................................................  2
         ---     ------------------------------------
2.       Adjustment of Warrant Price...................................................................  2
--       ----------------------------
      2.1.1       Issuance of Additional Shares of Common Stock........................................  2
      -----       ---------------------------------------------
      2.1.2       Extraordinary Dividends and Distributions............................................  2
      -----       -----------------------------------------
      2.1.3       Other Distribution of Cash...........................................................  4
      -----       --------------------------
         2.2      Treatment of Stock Dividends, Stock Splits, etc......................................  4
         ---      -----------------------------------------------
         2.3      Adjustments for Combinations, etc....................................................  5
         ---      ---------------------------------
         2.4      Dilution in Case of Tender Offer, Exchanged offer or other Negotiated
         ---      ---------------------------------------------------------------------
                  Purchase by the Company..............................................................  5
                  -----------------------
         2.5      Minimum Adjustment of Warrant Price..................................................  6
         ---      -----------------------------------
         2.6      Other Adjustment Provisions..........................................................  6
         ---      ---------------------------

3.       Consolidation, Merger, etc....................................................................  7
--       ---------------------------
         3.1      Adjustments for Consolidation, Merger, Sale of Assets, Reorganization, etc...........  7
         ---      --------------------------------------------------------------------------
         3.2      Assumption of Obligations............................................................  8
         ---      -------------------------

4.       Other Dilutive Events.........................................................................  8
--       ---------------------

5.       No Dilution or Impairment.....................................................................  9
--       -------------------------

6.       The Company's Report as to Adjustments........................................................  9
--       --------------------------------------

7.       Notices of Corporate Action...................................................................  9
--       ---------------------------

8.       Registration of Common Stock.................................................................  10
--       ----------------------------

9.       Restrictions on Transfer.....................................................................  11
--       ------------------------
         9.1      Restrictive Legends.................................................................  11
         ---      -------------------
         9.2      Notice of Proposed Transfer; Opinions of Counsel....................................  11
         ---      ------------------------------------------------
         9.3      Termination of Restrictions.........................................................  12
         ---      ---------------------------

10.      Availability of Information..................................................................  12
---      ---------------------------

11.      Reservation of Stock, etc....................................................................  13
---      -------------------------

12.      Registration and Transfer of Warrants, etc...................................................  14
---      -------------------------------------------
         12.1     Warrant Register; Ownership of Warrants.............................................  14
         ----     ---------------------------------------
         12.2     Transfer and Exchange of Warrants...................................................  14
         ----     ---------------------------------
         12.3     Replacement of Warrants.............................................................  14
         ----     -----------------------

13.      Registration under Securities Act, etc.......................................................  14
---      ---------------------------------------
         13.1     Registration on Request.............................................................  14
         ----     -----------------------
         13.2     Indemnification.....................................................................  14
         ----     ----------------

14.      Definitions..................................................................................  17
---      -----------

15.      Remedies.....................................................................................  21
---      --------

16.      No Rights or Liabilities as Stockholder......................................................  21
---      ---------------------------------------

17.      Notices......................................................................................  21
---      -------

18.      Amendments...................................................................................  22
---      ----------

19.      Expiration...................................................................................  22
---      ----------

20.      Descriptive Headings.........................................................................  22
---      --------------------

21.      GOVERNING LAW................................................................................  22
---      -------------

22.      Judicial Proceedings; Waiver of Jury.........................................................  22
---      ------------------------------------

FORM OF SUBSCRIPTION..................................................................................  23
--------------------

FORM OF ASSIGNMENT...................................................................................   24
------------------

                                       ii


                         UNITED STATES STEEL CORPORATION

                  Common Stock Purchase Warrant (the "Warrant")

                                                             Date: _____________


               UNITED STATES STEEL CORPORATION (the "Company"), a Delaware
corporation, for value received, hereby certifies that [          ] (the
"Purchaser"), or registered assigns, is entitled to purchase from the Company four million (4,000,000) shares of duly authorized, validly issued, fully paid and nonassessable shares of the Common Stock, par value $1.00 per share (the "Common Stock") of the Company at any time during the period commencing on the date hereof and ending at 11:59 PM Eastern Daylight Savings time on June 15, 2007 (the "Exercise Period") , all subject to the terms, conditions and adjustments set forth below in this Warrant.

               This Warrant is issued pursuant to that certain Option Agreement (the "Option Agreement"), dated as of January 16, 2002, by and between United States Steel Corporation, a Delaware corporation with offices at 600 Grant Street, Pittsburgh, PA 15219-2800, NKK Corporation, a Japanese corporation with offices at 1-1-2, Marunouchi, Chiyoda-ku, Tokyo 100-8202, Japan ("NKK"), National Steel Corporation, a Delaware corporation with offices at 4100 Edison Lakes Parkway, Mishawaka, IN 46545, NKK U. S. A. Corporation, a Delaware corporation and a wholly owned subsidiary of NKK with offices at 450 Park Avenue, New York, New York 10022, and NUF LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of NKK, with offices at 450 Park Avenue, New York, NY 10022. Certain capitalized terms used in this Warrant are defined in Section 13; references to an "Exhibit" are, unless otherwise specified, to one of the Exhibits attached to this Warrant and references to a "Section" are, unless otherwise specified, to one of the sections of this Warrant.

1.     Exercise of Warrant.
       -------------------

               1.1  Manner of Exercise. This Warrant may be exercised by the
                    ------------------
holder hereof, in whole or in part, during normal business hours on any Business Day during the Exercise Period, by surrender of this Warrant to the Company at its principal office, accompanied by a subscription in substantially the form attached to this Warrant (or a reasonable facsimile thereof) duly executed by the Purchaser and accompanied by payment, in cash, by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying
(a) 4 million (4,000,000) by (b) the Warrant Price as in effect on the date on which this Warrant is exercised and the Purchaser shall thereupon be entitled to receive four million (4,000,000) or such fewer number of shares of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities).

               1.2  When Exercise Effective. The exercise of this Warrant shall
                    -----------------------
be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to the Company as provided in

Section 1.1, and at such time the Purchaser in whose name or names any certificate or certificates for shares of Common Stock (or Other Securities) shall be issuable upon such exercise as provided in section 1.3 shall be deemed to have become the holder of record thereof.

               1.3  Delivery of Stock Certificates, etc. As soon as practicable
                    ------------------------------------
after the exercise of this Warrant, and in any event within five (5) Business Days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Purchaser a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which the Purchaser shall be entitled pursuant to Section 1.1 hereof upon such the exercise of this Warrant plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash in an amount equal to the same fraction of the Current Market Price per share on the Business Day next preceding the date of such exercise.

2.    Adjustment of Warrant Price.
      ---------------------------

                    2.1.1 Issuance of Additional Shares of Common Stock. If the
                          ---------------------------------------------
Company shall issue after the date on which the Warrant is initially issued rights or warrants (other than this Warrant) to all holders of Common Stock entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase Common Stock at a price per share less than the Current Market Price per share of Common Stock on the record date for the determination of stockholders entitled to receive such rights or warrants, then the Warrant Price in effect at the opening of business on the day next following such record date shall be adjusted to equal the price determined by multiplying (I) the Warrant Price in effect immediately prior to the opening of business on the day next following the date fixed for such determination by
(II) a fraction, the numerator of which shall be the sum of (A) the number of shares of Common Stock outstanding on the close of business on the date fixed for such determination and (B) the number of shares that the aggregate proceeds to the Company from the exercise of such rights or warrants for Common Stock would purchase at such Current Market Price, and the denominator of which shall be the sum of (A) the number of shares of Common Stock outstanding on the close of business on the date fixed for such determination and (B) the number of additional shares of Common Stock offered for subscription or purchase pursuant to such rights or warrants. Such adjustment shall become effective immediately after the opening of business on the day next following such record date (except as provided in Section 2.6(b)). In determining whether any rights or warrants entitle the holders of Common Stock to subscribe for or purchase shares of Common Stock at less than the Current Market Price thereof, there shall be taken into account any consideration received by the Company upon issuance and upon exercise of such rights or warrants, the value of such consideration, if other than cash, to be determined by the Board of Directors.

                    2.1.2 Extraordinary Dividends and Distributions. (a) If the
                          -----------------------------------------
Company shall distribute to all holders of the Common Stock any shares of capital stock (other than common stock of the Company), evidences of indebtedness, cash or other assets of the Company (including securities, but excluding (w) any dividend or distribution referred to in Section 2.2, (x) any rights or warrants referred to in Section 2.1.1 or in the second or third paragraph of this Section 2.1.2, (y) any dividend or distribution paid exclusively in cash or (z) any stocks, securities or other property received as a result of a transaction referred to in Section 2(c)) (any of the foregoing being hereinafter referred to in this
Section 2.1.2 as the "Securities"), then in each such case the Warrant Price shall be adjusted so that it shall equal the price determined by multiplying (I) the Warrant Price in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by (II) a fraction, the numerator of which shall be the Current Market Price per share of the Common Stock on the record date mentioned below less the then fair market value (as determined by the Board of Directors) of the portion of the Securities so distributed to one share of Common Stock, and the denominator of which shall be the Current Market Price per share of the Common Stock on the record date mentioned below. Such adjustment shall become effective immediately at the opening of business on the day next following the record date for the determination of stockholders entitled to receive such distribution (except as provided in Section 2.6(b).

               With respect to the Rights Agreement, dated as of December 31, 2001 (as amended or otherwise modified from time to time, the Rights Agreement"), between the Company and Mellon Investor Services LLC (terms used in this paragraph and not otherwise defined herein having the meanings set forth in the Rights Agreement), the Warrant Price will be adjusted only when the Rights issuable pursuant thereto become exercisable after the Company's right of redemption thereunder has expired. Subject to the foregoing, upon the later to occur of the Distribution Date and a Section 11(a)(ii) Event (the "Adjustment Date"), the Warrant Price in effect at the opening of business on the Adjustment Date shall be adjusted to equal the price determined by multiplying such Warrant Price by a fraction the numerator of which shall be equal to the Current Market Price per share of the Common Stock on the Trading Day immediately prior to the Adjustment Date less an amount equal to the quotient of (x) the aggregate fair market value on the Adjustment Date (as determined by the Board of Directors) of the Rights distributed under the Rights Agreement divided by (y) the number of shares of Common Stock outstanding on such day prior to the Adjustment Date and the denominator of which shall be equal to such Current Market Price per share of the Common Stock. Such adjustment shall become effective immediately after the opening of business on the day next following such Adjustment Date. In case the Company shall (other than pursuant to the Rights Agreement) distribute rights or warrants to purchase Common Stock pro rata to all holders of Common Stock which rights or warrants are not at such time immediately exercisable but, upon the occurrence of a specified event or events ("Exercise Trigger Date") will become exercisable and once they become exercisable will entitle, or upon the occurrence of an additional specified event or events ("Price Trigger Date") will entitle, the holder thereof to purchase Common Stock at a price per share of Common Stock less than the Current Market Price of the Common Stock on the Trading Day next succeeding the later of the Exercise Trigger Date or the Price Trigger Date ("Adjustment Trigger Date") and there shall have occurred such Adjustment Trigger Date, thus permitting the holders of such rights or warrants irrevocably to exercise any exchange, subscription or purchase rights conferred by such rights or warrants at a price per share of Common Stock less than such Current Market Price, then the Warrant Price in effect at the opening of business on the Adjustment Trigger Date shall be adjusted by multiplying (I) such Warrant Price by (II) a fraction, the numerator of which shall be equal to the Current Market Price per share of the Common Stock on the Trading Day immediately prior to the Adjustment Trigger Date less an amount equal to the quotient of (x) the aggregate fair market value on the Adjustment Trigger Date of the rights or warrants so distributed (as determined by the Board of Directors) divided by (y) the number of shares of Common Stock outstanding on such day prior to the Adjustment Trigger Date and the denominator of which shall be equal to such Current Market Price per share of the Common Stock. Such adjustment shall become effective immediately after the opening of business on the day next following such Adjustment Trigger Date.

                    2.1.3 Other Distribution of Cash. If the Company shall, by
                          --------------------------
dividend or otherwise, at any time distribute to all holders of the Common Stock cash (excluding any regular quarterly dividend payable solely in cash, any cash that is distributed as part of a distribution requiring a Warrant Price adjustment pursuant to Section 2.1.2 and cash that is distributed in a merger or consolidation to which Section 3.1 applies) in an aggregate amount that, together with (A) the aggregate amount of any other distributions to all holders of the Common Stock made exclusively in cash (to which this Section 2.1.3 would otherwise apply) within the 12 months preceding the date of payment of such distribution and in respect of which no Warrant Price adjustment has been made and (B) all Excess Purchase Payments in respect of each tender offer or exchange offer or other negotiated purchase for Common Stock concluded by the Company or any of its Subsidiaries within the 12 months preceding the date of payment of such distribution and in respect of which no Warrant Price adjustment has been made, exceeds an amount equal to 12.5% of the product of the Current Market Price per share of Common Stock on the date fixed for determination of holders of Common Stock entitled to receive such distribution times the number of shares of Common Stock outstanding on such date, then the Warrant Price shall be adjusted so that it shall equal the price determined by multiplying (I) such Warrant Price in effect immediately prior to the Warrant Price adjustment contemplated by this Section 2.1.3by (II) a fraction the numerator of which shall be the Current Market Price per share of the Common Stock on the date fixed for determination of holders of Common Stock entitled to receive such distribution less the combined amount of such cash and such Excess Purchase Payments so distributed applicable to one share of Common Stock and the denominator of which shall be such Current Market Price per share of the Common Stock on such date of determination. Such adjustment shall become effective immediately prior to the opening of business on the day next following the date fixed for such determination.

                    2.2 Treatment of Stock Dividends, Stock Splits, etc. If the
                        ------------------------------------------------
Company shall after the date on which the Warrant is initially issued (A) pay a dividend or make a distribution on any class of its capital stock in shares of Common Stock, or (B) subdivide the outstanding Common Stock into a greater number of shares, then the Warrant Price in effect at the opening of business on the day next following the date fixed for the determination of stockholders entitled to receive such dividend or distribution or at the opening of business on the day next following the day on which such subdivision becomes effective, as the case may be, shall be adjusted to equal the price determined by multiplying (I) the Warrant Price in effect immediately prior to the opening of business on the day next following the date fixed for the determination of stockholders entitled to receive such dividend or distribution or prior to the opening of business on the day next following the day on which such subdivision becomes effective by (II) a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on the close of business on the date fixed for such determination or prior to the effectiveness of such subdivision, and the denominator of which shall be the sum of (A) the number of shares of Common Stock outstanding on the close of business on the date fixed for such determination or prior to the effectiveness of such subdivision and (B) the number of additional shares of Common Stock offered as dividend or in connection with the subdivision of the outstanding shares of Common Stock. An adjustment made pursuant to this Section 2.2 shall become effective immediately after the opening of business on the day next following the record date in the case of a dividend or distribution and shall become effective immediately after the opening of business on the day next following the effective date in the case of a subdivision or combination.

               2.3 Adjustments for Combinations, etc. In case the outstanding
                   ----------------------------------
shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Warrant Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

               2.4 Dilution in Case of Tender Offer, Exchanged offer or other
                   ----------------------------------------------------------
Negotiated Purchase by the Company. In case a tender offer or exchange offer or
----------------------------------
other negotiated purchase made by the Company or any of its Subsidiaries for all or any portion of the Common Stock shall be consummated, if the aggregate amount of any Excess Purchase Payment, together with (A) the aggregate amount of any distributions made to all holders of Common Stock made exclusively in cash (excluding any regular quarterly dividend payable solely in cash, any cash that is distributed as part of a distribution requiring a Warrant Price adjustment pursuant to Section 2.1.2 and cash that is distributed in a merger or consolidation to which Section 3.1 applies) within the 12 months preceding the consummation of such tender or exchange offer or other negotiated purchase and in respect of which no Warrant Price adjustment has been made, and (B) all other Excess Purchase Payments in respect of each tender or exchange offer or other negotiated purchase for Common Stock concluded by the Company or any of its Subsidiaries within the 12 months preceding the consummation of such tender or exchange offer or other negotiated purchase and in respect of which no Warrant Price adjustment has been made, exceeds an amount equal to 12.5% of the product of the Current Market Price per share of Common Stock on the consummation date of such tender or exchange offer or other negotiated purchase (any such date, the "Purchase Date") times the number of shares of Common Stock outstanding (including any tendered, exchanged or purchased shares) on such Purchase Date, then the Warrant Price shall be adjusted so that it shall equal the price determined by multiplying (I) such Warrant Price in effect immediately prior to such Purchase Date by (II) a fraction, the numerator of which shall be the Current Market Price per share of the Common Stock on such Purchase Date less the combined amount of Excess Purchase Payments and such cash so distributed applicable to one share of Common Stock and the denominator of which shall be such Current Market Price per share on such Purchase Date. Such adjustment shall become effective immediately prior to the opening of business on the day next following such Purchase Date.

               2.5 Minimum Adjustment of Warrant Price. No adjustment in the
                   -----------------------------------
Warrant Price shall be required unless such adjustment would require a cumulative increase or decrease of at least 1% in such price; provided, however, that any adjustments that by reason of this Section 2.5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment until made; and provided, further, that any adjustment shall be required and made in accordance with the provisions of Sections 2 and 3 (other than this Section 2.5) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the holders of shares of Common Stock or any other common stock issuable upon exercise of this Warrant. Notwithstanding any other provisions of Sections 2 and 3, the Company shall not be required to make any adjustment of any Warrant Price established hereunder for the issuance of any shares of common stock of the Company (including Common Stock) pursuant to any plan providing for the reinvestment of dividends or interest payable on securities of the Company and the investment of additional optional amounts in shares of such common stock under such plan. All calculations under Sections 2 and 3 shall be made to the nearest 1/100 of a cent (with $.00005 being rounded upward) or to the nearest 1/10,000 of a share (with
 .00005 of a share being rounded upward), as the case may be.

               2.6 Other Adjustment Provisions. In any case in which Section
                   ---------------------------
          2.1 provides that an adjustment shall become effective on the day next following a record date for an event, the Company may defer until the occurrence of such event (A) issuing to the holder of this Warrant the additional shares of Common Stock or any other common stock of the Company issuable upon exercise of this Warrant by reason of the adjustment required by such event over and above the number of shares of Common Stock or such other common stock issuable the exercise of this Warrant before giving effect to such adjustment and (B) paying to such holder any amount in cash in lieu of any fraction thereof pursuant to Section 3.1.

                   (a) For purposes of this Section 2 and in Section 3, the number of shares of Common Stock or any other common stock of the Company at any time outstanding shall not include any shares of Common Stock or such other common stock then owned or held by or for the account of Company. The Company shall not pay a dividend or make any distribution on shares of Common Stock or such other common stock held in the treasury of the Company.

                   (b) There shall be no adjustment of the Warrant Price in case of the issuance of any stock of the Company in a reorganization, acquisition or other similar transaction except as specifically set forth in this Section 2 and in Section 3. If any action or transaction would require adjustment of the Warrant Price established hereunder pursuant to more than one paragraph of this Section 2 and 3, only the adjustment which would result in the largest reduction of such Warrant Price shall be made.

3.       Consolidation, Merger, etc.
         ---------------------------

               3.1  Adjustments for Consolidation, Merger, Sale of Assets,
                    ------------------------------------------------------
Reorganization, etc. (a) If the Company shall be a party to any transaction
--------------------
(including without limitation a merger or consolidation of the Company and excluding any transaction as to which Sections 2 and 4 (a) apply), in each case as a result of which shares of Common Stock shall be converted into the right to receive stock, securities or other property (including cash or any combination thereof), (each of the foregoing being referred to herein as a "Transaction"), the holder of this Warrant (if not converted into the right to receive stock, securities or other property in connection with such Transaction) shall thereafter be entitled to purchase the kind and amount of shares of stock, securities and other property (including cash or any combination thereof) receivable upon the consummation of such Transaction by a holder of that number of shares or fraction thereof of Common Stock issuable upon exercise of this Warrant immediately prior to such Transaction, assuming such holder of this Warrant (i) is not a person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be (a "Constituent Person"), or an affiliate of a Constituent Person and (ii) failed to exercise his rights of election, if any, as to the kind or amount of stock, securities and other property (including cash) receivable upon such Transaction (provided that if the kind or amount of stock, securities and other property (including cash) receivable upon such Transaction is not the same for each share of Common Stock of the Company held immediately prior to such Transaction by other than a Constituent Person or an affiliate thereof and in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this Section 3.1 the kind and amount of stock, securities and other property (including cash) receivable upon such Transaction by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). The Company shall not be a party to any Transaction unless the terms of such Transaction are consistent with the provisions of this Section
3.1 and it shall not consent or agree to the occurrence of any Transaction until the Company has entered into an agreement with the other party or parties to such transaction for the benefit of the holder of this Warrant that will contain provisions enabling the holder of this Warrant that remain outstanding after such Transaction to receive consideration received by holders of Common Stock at the Warrant Price in effect immediately prior to such Transaction, should such holder decide to exercise this Warrant after such Transaction. The provisions of this Section 3.1 shall similarly apply to successive Transactions.

               (b) The reclassification of common stock, shares of which are issuable upon exercise of this Warrant, into securities which include securities other than such common stock (other than any reclassification upon a consolidation or merger to which Section 3.1 applies), shall be deemed to involve (i) a distribution of such securities other than such common stock to all holders of such common stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of stockholders entitled to receive such distribution") and (ii) a subdivision or combination, as the case may be, of the number of shares of such common stock outstanding immediately prior to such reclassification into the number of shares of such common stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be the effective date of such subdivision or combination).

             (c) After the date, if any, on which all outstanding shares of Common Stock or of any other common stock shares of which are then issuable upon exercise of this Warrant are exchanged for shares of another class of common stock (as provided in the Certificate of Incorporation of Company), the holder of this Warrant shall thereafter be entitled to receive the number of shares of such other class of common stock receivable upon such exchange by a holder of that number of shares or fraction thereof of Common Stock and/or such other common stock share of which were issuable upon exercise of this Warrant immediately prior to such exchange. From and after any such exchange, Warrant Price adjustments as nearly equivalent as may be practicable to the adjustments pursuant to Sections 2 and 3 which, prior to such exchange, were made in respect of Common Stock and/or such other common stock into which this Warrant is then convertible shall instead be made pursuant to such Sections 2 and 3 in respect of shares of such other class of common stock.

             3.2  Assumption of Obligations. Notwithstanding anything contained
                  -------------------------
in this Warrant to the contrary, the Company will not effect any consolidation, merger, sale of all or substantially all assets or capital reorganization or reclassification of the Common Stock in each case involving the Company, unless, prior to the consummation thereof, each Person (other than the Company) which may be required to deliver any stock, securities, cash or property upon the exercise of this Warrant as provided herein shall unconditionally assume, by a binding written instrument delivered to the holder of this Warrant, (a) the obligations of the Company under this Warrant (and if the Company shall survive the consummation of such transaction, such assumption shall be in addition to, and shall not release the Company from, any continuing obligations of the Company under this Warrant), (b) the obligations of the Company under the Option Agreement and (c) the obligation to deliver to such holder such shares of stock, securities, cash or property as, in accordance with the foregoing provisions of this section 3, such holder may be entitled to receive.

4.   Other Dilutive Events.
     ---------------------

             (a) The Company from time to time may reduce the Warrant Price by any amount for any period of at least 20 business days (or such other period as may then be required by applicable law), provided that the Board of Directors shall have determined that such reduction is in the best interests of the Company. No reduction in the Warrant Price pursuant to this Section 4(a) shall become effective unless the Company shall have mailed a notice, at least 15 days prior to the date on which such reduction is scheduled to become effective, to the holder of this Warrant. Such notice shall be given by first class mail, postage prepaid, at such holder's address as the same appears on the stock transfer books of the Company. Such notice shall state the amount per share by which the Warrant Price will be reduced and the period for which such reduction will be in effect.

     (b) The Company may make such reductions in the Warrant Price, in addition to those required by Sections 2 and 3, as the Board determines to be necessary in order that any event treated for Federal income tax purposes as a dividend of stock or stock rights will not be taxable to the recipients; provided that any such reduction shall not be effective until written evidence of the action of the Board authorizing such reduction shall be filed with the Secretary of the Company and notice thereof shall have been given by first class mail, postage prepaid, to the holder of this Warrant at such holder's address as the same appears on the warrant register of the Company.

5.   No Dilution or Impairment. The Company will not, by amendment of its
     -------------------------
certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not permit the par value of any shares of stock receivable upon the exercise of this Warrant to exceed the amount payable therefor upon such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of the Warrants from time to time outstanding, (c) will not take any action which results in any adjustment of the Warrant Price if the total number of shares of Common Stock (or Other Securities) issuable after the action upon the exercise of this Warrant would exceed the total number of shares of Common Stock (or Other Securities) then authorized by the Company's certificate of incorporation and available for the purpose of issue upon such exercise, and (d) will not issue any capital stock of any class which is preferred as to dividends or as to the distribution of assets upon voluntary or involuntary dissolution, liquidation or winding-up, unless the rights of the holders thereof shall be limited to a fixed sum or percentage of par value or a sum determined by reference to a formula based on a published index of interest rates, an interest rate publicly announced by a financial institution or a similar indicator of interest rates in respect of participation in dividends and to a fixed sum or percentage of par value in any such distribution of assets.

6.   The Company's Report as to Adjustments. Whenever the Warrant Price is
     --------------------------------------
adjusted as herein provided, the Company shall promptly prepare a certificate setting forth the Warrant Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment, which certificate shall be prima facie evidence of the correctness of such adjustment. Promptly after preparation of such certificate, the Company shall send a copy of such certificate by first class mail, postage prepaid, to the holder of this Warrant at such holder's address as the same appears on the register transfer books of the Company.

7.   Notices of Corporate Action.  Subject to the provisions of Section 6, if:
     ---------------------------

                            (i) the Company takes any action that would require an adjustment of the Warrant Price pursuant to Sections 2.3 and 4; or

                            (ii) there shall be any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or the sale or transfer of all or substantially all of the assets of the Company; or

                            (iii) there shall occur the voluntary or involuntary liquidation, dissolution or winding up of the Company; or

                            (iv) the Company or any of its Subsidiaries shall commence a tender offer or exchange offer for all or a portion of the outstanding shares of Common Stock (or shall amend any such tender or exchange offer), then the Company shall cause to be mailed to the holder of this Warrant at its address as shown on the register of the Company, as promptly as possible, but at least 15 days prior to the earliest applicable date hereinafter specified, a notice stating, as applicable, (A) the proposed record date for a dividend or distribution or the proposed effective date of a consolidation, merger, sale, transfer, liquidation, dissolution or winding up, (B) the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property, if any, deliverable upon such consolidation, merger, sale, transfer, liquidation, dissolution or winding up or (C) the date on which such tender or exchange offer commenced, the date on which such tender or exchange offer is scheduled to expire unless extended, the consideration offered and the other material terms thereof (or the material terms of any amendment thereto). Failure to give or receive such notice or any defect therein shall not affect the legality or validity of the related transaction.

8.   Registration of Common Stock. If any shares of Common Stock required to be
     ----------------------------
reserved for purposes of exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law (other than the Securities Act) before such shares may be issued upon exercise, the Company will, at its expense and as expeditiously as possible, use all reasonable efforts to cause such shares to be duly registered or approved, as the case may be. The shares of Common Stock (and Other Securities) issuable upon exercise of this Warrant (or upon conversion of any shares of Common Stock issued upon such exercise) shall constitute Warrant Shares (as such term is defined in the Option Agreement). Each holder of this Warrant shall be entitled to all of the benefits afforded to a holder of any such Warrant Shares under the Option Agreement, and such holder, by its acceptance of this Warrant, agrees to be bound by and to comply with the terms and conditions of the Option Agreement applicable to such holder as a holder of such Warrant Shares. At any such time as Common Stock is listed on any national securities exchange, the Company will, at its expense, obtain promptly and maintain the approval for listing on each such exchange, upon official notice of issuance, the shares of Common Stock issuable upon exercise of the then outstanding Warrants and maintain the listing of such shares after their issuance; and the Company will also list on such national securities exchange, will register under the Exchange Act and will maintain such listing of, any Other Securities that at any time are issuable upon exercise of the Warrants, if and at the time that any securities of the same class shall be listed on such national securities exchange by the Company.

9.   Restrictions on Transfer
     ------------------------

             9.1   Restrictive Legends. The Purchaser hereby agrees not to sell,
                   -------------------
transfer or assign this Warrant for a period of three years following the date hereof. Except as otherwise permitted by this section 9, this Warrant (including any Warrant issued upon the transfer of this Warrant) shall be stamped or otherwise imprinted with a legend in substantially the following form:

             "This Warrant and any shares acquired upon the exercise of this Warrant have not been registered under the Securities Act of 1933, and may not be transferred, sold or otherwise disposed of except while a registration under such Act is in effect or pursuant to an exemption therefrom under such Act. This Warrant and such shares may be transferred only in compliance with the conditions specified in this Warrant."

Except as otherwise permitted by this section 9, each certificate for Common Stock (or Other Securities) issued upon the exercise of this Warrant, and each certificate issued upon the transfer of any such Common Stock (or Other Securities), shall be stamped or otherwise imprinted with a legend in substantially the following form:

             "The shares represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred in the absence of such registration or an exemption therefrom under such Act. Such shares may be transferred only in compliance with , or pursuant to an available exemption from, the registration requirements of the United States Securities Act of 1933 or any rules or regulations promulgated thereunder."

             9.2 Notice of Proposed Transfer; Opinions of Counsel. Prior to any
                 ------------------------------------------------
transfer of any Restricted Securities which are not registered under an effective registration statement under the Securities Act, the holder thereof will give written notice to the Company of such holder's intention to effect such transfer and to comply in all other respects with this section 9.2. Each such notice (a) shall describe the manner and circumstances of the proposed transfer in sufficient detail to enable counsel to render the opinions referred to below, and (b) shall designate counsel for the holder giving such notice (who may be in-house counsel for such holder). The holder giving such notice will submit a copy thereof to the counsel designated in such notice and the Company will promptly submit a copy thereof to its counsel. The following provisions shall then apply:

                           (i) If (A) in the opinion of such counsel for the holder the proposed transfer may be effected without registration of such Restricted Securities under the Securities Act, and (B) counsel for the Company shall not have rendered an opinion within 7 Business Days after the receipt by the Company of such written notice that such registration is required, such holder shall thereupon be entitled to transfer such securities in accordance with the terms of the notice delivered by such holder to the Company. Each warrant or certificate, if any, representing such securities issued upon or in connection with such transfer shall bear the appropriate restrictive legend required by section 9.1, unless in the opinion of each such counsel such legend is no longer required to insure compliance with the Securities Act. If for any reason counsel for the Company (after having been furnished with the information required to be furnished by clause (a) of this section 9.2) shall fail to deliver an opinion to the Company as aforesaid, then for all purposes of this Warrant the opinion of counsel for the Company shall be deemed to be the same as the opinion of counsel for such holder.

                           (ii) If in the opinion of either of or both such counsel the proposed transfer may not legally be effected without registration of such Restricted Securities under the Securities Act (such opinion or opinions to state the basis of the legal conclusions reached therein), the Company will promptly so notify the holder thereof and thereafter such holder shall not be entitled to transfer such Warranty until either (x) receipt by the Company of a further notice from such holder pursuant to the foregoing provisions of this section 9.2 and fulfillment of the provisions of clause (i) above or (y) such shares have been effectively registered under the Securities Act.

Notwithstanding the foregoing provisions of this section 9.2(ii), the purchaser of the Warrant shall be permitted to transfer any Warrant Shares to a limited number of institutional investors, provided that (A) each such investor represents in writing that it is acquiring such Warrant Shares for investment and not with a view to the distribution thereof (subject, however, to any requirement of law that the disposition thereof shall at all times be within the control of such transferee), (B) each such investor agrees in writing to be bound by all the restrictions on transfer of such Warrant Shares contained in this section 9.2 and (C) the purchaser of such Warrant Shares delivers to the Company an opinion of counsel satisfactory to the Company, stating that such transfer may be effected without registration under the Securities Act.

               9.3 Termination of Restrictions. The restrictions imposed by this
                   ---------------------------
section 9 upon the transferability of the Warrant and the Warrant Shares shall cease and terminate as to the Warrant and any particular Warrant Shares (a) when such securities shall have been effectively registered under the Securities Act, or (b) when, in the opinions of both counsel for the holder thereof and counsel for the Company, such restrictions are no longer required in order to insure compliance with the Securities Act. Whenever such restrictions shall cease and terminate as to the Warrant and any Warrant Shares, the holder thereof shall be entitled to receive from the Company, without expense (other than applicable transfer taxes, if any), new securities of like tenor not bearing the applicable legends required by section 9.1.

10.  Availability of Information. The Company has filed a registration statement
     ---------------------------
pursuant to the requirements of section 12 of the Exchange Act and shall file the reports required to be filed by companies subject to the reporting requirements of sections 13 and 15(d) of the Exchange Act (including but not limited to the reports under sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c) of Rule 144 adopted by the

Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder (or, if the Company does not file such reports, it will from time to time, upon the request of any holder of Warrant Shares, furnish to such holder the same information that would be required to be disclosed if the Company filed such reports) and will take such further action as any holder of Warrant Shares may reasonably request, all to the extent required from time to time to enable such holder to sell Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Warrant Shares, the Company will deliver to such holder a written statement as to whether it has complied with the requirements of this section 10.

11.  Reservation of Stock, etc.
     --------------------------

               (a) The Company covenants that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock and/or, if this Warrant is then exercisable by the holder to purchase other common stock of the Company, such other common stock, or its issued shares of Common Stock or such other common stock, as the case may be, held in its treasury, or both, for the purpose of enabling the holder of this Warrant to exercise such Warrant, the full number of shares of Common Stock or such other common stock deliverable upon the exercise of such Warrant. The Company covenants that any shares of Common Stock or other common stock of the Company issued upon exercise of this Warrant shall be validly issued, fully paid and nonassessable. The Company shall endeavor to list the shares of Common Stock or other common stock of the Company required to be delivered upon conversion of this Warrant, prior to such delivery, upon each national securities exchange, if any, upon which the outstanding Common Stock or such other common stock is listed at the time of such delivery. Prior to the delivery of any securities that the Company shall be obligated to deliver upon exercise of this Warrant, the Company shall endeavor to comply with all federal and state laws and regulations thereunder requiring the registration of such securities with, or any approval of or consent to the delivery thereof by, any governmental authority.

               (b) The Company will pay any and all documentary, stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock or other securities or property on exercise of this Warrant pursuant hereto; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock or other securities or property in a name other than that of the holder of this Warrant to be exercised and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Company the amount of any such tax or established, to the reasonable satisfaction of the Company, that such tax has been paid.

12.  Registration and Transfer of Warrants, etc.
     ------------------------------------------

               12.1 Warrant Register; Ownership of Warrants. The Company will
                    ---------------------------------------
keep at its principal office a register in which the Company will provide for the registration of Warrants and the registration of transfers of Warrants. The Company may treat the Person in whose name any Warrant is registered on such register as the owner thereof for all other purposes, and the Company shall not be affected by any notice to the contrary, except that, if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes. Subject to section 9, a Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

               12.2 Transfer and Exchange of Warrants. Upon surrender of this
                    ---------------------------------
Warrant for registration of transfer or for exchange to the Company at its principal office, the Company at its expense will (subject to compliance with section 9, if applicable) execute and deliver in exchange therefor a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

               12.3 Replacement of Warrants. Upon receipt of evidence reasonably
                    -----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, upon delivery of an indemnity bond in such reasonable amount as the Company may determine (or, in the case of any Warrant held by any Institutional Holder or its nominee, of an indemnity agreement from such Institutional Holder reasonably satisfactory to the Company), or, in the case of any such mutilation, upon the surrender of such Warrant for cancellation to the Company at its principal office, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

13.  Registration under Securities Act, etc.
     ---------------------------------------

               13.1 Registration on Request. The Company agrees that, within 90
                    -----------------------
days of receipt of a written request from the Purchaser, the Company will at its cost and expense file with the Commission a Registration Statement covering the sale by the Purchaser of the Warrant Shares and that the Company will take all steps reasonably necessary to cause such registration statement to be declared effective and to remain effective and to cause the shares of stock covered thereby to be listed on the New York Stock Exchange, Inc., the Chicago Stock Exchange and the Pacific Stock Exchange. This request for registration may be exercised by the holders of the Warrant Shares no more often than once in any 12-month period.

               13.2 Indemnification.
                    ---------------

                    (a) Indemnification by the Company. In the event of any
                        ------------------------------
registration of any securities of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless the holder of any Warrant Shares covered by such registration statement, its directors and officers, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such holder or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such holder or any such director or officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such holder and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such holder for use in the preparation thereof and, provided, further that the Company shall not be liable to any Person who participates as an underwriter, in the offering or sale of Warrant Shares or to any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of the Warrant Shares to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by such holder.

                   (b) Indemnification by the Sellers. The Company may require,
                       ------------------------------
as a condition to including any Warrant Shares in any registration statement filed pursuant to section 13.1, that the Company shall have received an undertaking satisfactory to it from the prospective seller of such Warrant Shares, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this section 13.2) the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such seller for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Any such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such seller.

                   (c) Notices of Claims, etc. Promptly after receipt by an
                       -----------------------
indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this section 13.2, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this section 13.2, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability, or a covenant not to sue, in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

                   (d) Other Indemnification. Indemnification similar to that
                       ---------------------
specified in the preceding subdivisions of this section 13.2 (with appropriate modifications) shall be given by the Company and each seller of Warrant Shares with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the Securities Act.

                   (e) Indemnification Payments. The indemnification required by
                       ------------------------
this section 13.2 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

                   (f) Contribution. If the indemnification provided for in the
                       ------------
preceding subdivisions of this section 13.2 is unavailable to an indemnified party in respect of any expense, loss, claim, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the holder or underwriter, as the case may be, on the other in connection with the statements or omissions which resulted in such expense, loss, damage or liability, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the holder or underwriter, as the case may be, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company, by the holder or by the underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, provided that the foregoing contribution agreement shall not inure to the benefit of any indemnified party if indemnification would be unavailable to such indemnified party by reason of the provisions contained in the first sentence of subdivision (a) of this section 13.2, and in no event shall the obligation of any indemnifying party to contribute under this subdivision (f) exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under subdivisions (a) or (b) of this section 13.2 had been available under the circumstances.

     The Company and the holders of Warrant Shares agree that it would not be just and equitable if contribution pursuant to this subdivision (f) were determined by pro rata allocation (even if the holder and any underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth in the preceding sentence and subdivision (c) of this section 13.2, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

     Notwithstanding the provisions of this subdivision (f), no holder of Warrant Shares or underwriter shall be required to contribute any amount in excess of the amount by which (i) in the case of any such holder, the net proceeds received by such holder from the sale of Warrant Shares or (ii) in the case of an underwriter, the total price at which the Warrant Shares purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that such holder or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

14.  Definitions.  As used herein, unless the context otherwise requires, the
     -----------
following terms have the following respective meanings:

     "Board of Directors" or "Board" means, at any time, the duly elected or
      ------------------      -----
acting board of directors (or duly authorized committee thereof) of the Company at such time.

     Business Day: Any day other than a Saturday or a Sunday or a day on which
     ------------
commercial banking institutions in the City of New York are authorized by law to be closed. Any reference to "days" (unless Business Days are specified) shall mean calendar days.

     Closing Price: of shares of any class of common stock of the Company for
     -------------
any day shall mean the last reported sales price, regular way on such day, or, if no reported sale takes place on such day, the average of the reported closing bid and asked prices on such day, regular way, in either case as reported on the New York Stock Exchange Composite Tape or, if such common stock is not listed or admitted to trading on the NYSE, on the principal national securities exchange on which such common stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the National Market System of NASDAQ or, if such common stock is not quoted on such National Market System, the average of the closing bid and asked prices on such day in the over-the-counter market as reported by NASDAQ or, if closing bid and asked prices for such common stock on such day shall not have been reported through NASDAQ, the average of the closing bid and asked prices on such day as furnished by any NYSE member firm regularly making a market in such common stock selected for such purpose by the Board of Directors.

     Commission: The Securities and Exchange Commission or any other federal
     ----------
agency at the time administering the Securities Act.

     Common Stock: As defined in the introduction to this Warrant, such term to
     ------------
include any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock, and all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

     Company: As defined in the introduction to this Warrant, such term to
     -------
include any corporation that shall succeed to or assume the obligations of the Company hereunder in compliance with section 3.

     Current Market Price: shall mean, with respect to any class of common stock
     --------------------
of the Company, the average of the daily Closing Prices of a share of such common stock during the five consecutive Trading Days immediately before the date in question; provided, however, that (i) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Warrant Price pursuant to Sections 2.1.1, 2.1.2,
2.1.3 and 2.4 occurs on or after the 5th Trading Day prior to the day in question and prior to the "ex" date for the issuance or distribution requiring such computation, the Closing Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the same fraction by which the Conversion Price is so required to be adjusted as a result of such other event, (ii) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to Sections 2.1.1, 2.1.2, 2.1.3 and 2.4 occurs on or after the "ex" date for the issuance or distribution requiring such computation and on or prior to the day in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Warrant Price is so required to be adjusted as a result of such other event, and
(iii) if the "ex" date for the issuance or distribution requiring such computation is on or prior to the day in question, after taking into account any adjustment required pursuant to clause (ii) of this proviso, the Closing Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the fair market value on the day in question (as determined by the Board of Directors in a manner consistent with any determination of such value for purposes of Section 2.1.2 or 2.1.3 of the evidences of indebtedness, shares of capital stock or assets being distributed applicable to one share of the applicable class of common stock of the Company as of the close of business on the day before such "ex" date. For purposes of this definition, the term "ex" date, with respect to any class of common stock of the Company, (i) when used with respect to any issuance or distribution, means the first date on which such common stock trades regular way on such exchange or in the relevant market from which the Closing Price was obtained without the right to receive such issuance or distribution, (ii) when used with respect to any subdivision or combination of shares of such common stock, means the first date on which such common stock trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective, and (iii) when used with respect to any tender or exchange offer means the first date on which such common stock trades regular way on such exchange or in such market after the expiration time of such tender or exchange offer.

     Excess Purchase Payment: means the excess, if any, of (A) the aggregate of
     -----------------------
the cash and the value (as determined by the Board of Directors) of all other consideration paid by the Company or any of its Subsidiaries with respect to the shares of the applicable class of common stock of the Company acquired in a tender or exchange offer or other negotiated purchase respectively, over (B) the product of the Current Market Price per share of such common stock times the number of shares of such common stock acquired in such tender or exchange offer or purchase.

     Exchange Act: The Securities Exchange Act of 1934, or any similar federal
     ------------
statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     Institutional Holder: means a "qualified institutional buyer" as defined in
     --------------------
Rule 144A promulgated under the Securities Act.

     NASD: The National Association of Securities Dealers, Inc.
     ----

     NASDAQ: means the National Association of Securities Dealers, Inc.
     ------
Automated Quotations System or any successor thereto.

     NYSE: means the New York Stock Exchange, Inc. or any successor thereto.
     ----

     "Person" means an individual, a corporation, a partnership, a limited
      ------
liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     Purchaser: As defined in the introduction to this Warrant.
     ---------

     Restricted Securities: (a) any Warrants bearing the applicable legend set
     ---------------------
forth in section 9.2, (b) any shares of Common Stock (or Other Securities) issued upon the exercise of Warrants which are evidenced by a certificate or certificates bearing the applicable legend set forth in such section, (c) any shares of Common Stock (or Other Securities) issued subsequent to the exercise of any of the Warrants as a dividend or other distribution with respect to, or resulting from a subdivision of the outstanding shares of Common Stock (or Other Securities) into a greater number of shares by reclassification, stock splits or otherwise, or in exchange for or in replacement of the Common Stock (or Other Securities) issued upon such exercise, which are evidenced by a certificate or certificates bearing the applicable legend set forth in such section, and (d) unless the context otherwise requires, any shares of Common Stock (or Other Securities) issuable upon the exercise of Warrants, which, when so issued, will be evidenced by a certificate or certificates bearing the applicable legend set forth in such section.

     Rights: shall mean the rights of the Company which are issuable under the
     ------
Company's stockholder rights plan adopted by the Board of Directors, the terms and conditions of which are set forth in the Rights Agreement, or rights to purchase any capital stock of the Company under any successor shareholder rights plan or plan adopted in replacement of the Company's stockholder rights plan.

     Rights Agreement: shall have the meaning given to it in the second
     ----------------
paragraph of Section 2.1.2.

     Securities Act: The Securities Act of 1933, or any similar federal statute,
     --------------
and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     Subsidiary: means a Person more than 50% of the outstanding voting stock of
     ----------
which is owned, directly or indirectly, by another Person (whether through one or more other Subsidiaries or otherwise). For the purposes of this definition, "voting stock" means stock or other ownership interest which ordinarily has voting power for the election of directors or other members of a governing body, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

     Trading Day: shall mean, with respect to any class of common stock of the
     -----------
Company, any day on which such common stock is traded on the NYSE, or if such common stock is not listed or admitted to trading on the NYSE, on the principal national securities exchange on which such common stock is listed or admitted, or if not listed or admitted to trading on any national securities exchange, on the National Market System of the NASDAQ, or if such common stock is not quoted on such National Market System, in the applicable securities market in which such common stock is traded.

          Warrant Price: initially, the amount per share of the Common Stock,
          -------------
equal to (a) one hundred fifty percent (150%) of the average closing price of the Common Stock as reported on the NYSE Composite Tape during the last sixty
(60) trading days prior to the fifth (5th) day before the date of the exercise of the option pursuant to Section 1.3 of the Option Agreement, or if the National Steel Agreement (as defined in the Option Agreement) is executed, then during the last sixty (60) trading days prior to the fifth (5th) day before the date of such National Steel Agreement, or (b) if the Common Stock is not then listed or admitted to trading on NYSE or any other national securities exchange but is quoted on a national market system security by the NASD, one hundred fifty percent (150%) of the average closing bid and asked prices of the Common Stock as shown by the NASD automated quotation system the Common Stock during the last sixty (60) trading days prior to the fifth (5th) day before the date of the exercise of the option pursuant to Section 1.3 of the Option Agreement, or if an National Steel Agreement (as defined in the Option Agreement) is executed, then during the last sixty (60) trading days prior to the fifth (5th) day before the date of such Agreement. The Warrant Price shall be adjusted and readjusted from time to time as provided in Sections 2 and 3 hereof and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by Sections 2 and 3 and there hereof.

          Warrant:  As defined in the introduction to this Warrant.
          -------

15.  Remedies. The Company stipulates that the remedies at law of the holder of
     --------
this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

16.  No Rights or Liabilities as Stockholder. Nothing contained in this Warrant
     ---------------------------------------
shall be construed as conferring upon the holder hereof any rights as a stockholder of the Company or as imposing any obligation on such holder to purchase any securities or as imposing any liabilities on such holder as a stockholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company.

17.  Notices. All notices and other communications under this Warrant shall be
     -------
in writing and shall be delivered, or mailed by registered or certified mail, return receipt requested, by a nationally recognized overnight courier, postage prepaid, addressed (a) if to any holder of any Warrant, at the registered address of such holder as set forth in the register kept at the principal office of the Company, or (b) if to the Company, to the attention of its President at its principal office, provided that the exercise of any Warrant shall be effected in the manner provided in section 1.

18.  Amendments. This Warrant and any term hereof may be changed, waived,
     ----------
discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

19.  Expiration. The right to exercise this Warrant shall expire at 11:59 p.m.,
     ----------
Eastern Daylight Savings time, on June 15, 2007.

20.  Descriptive Headings. The headings in this Agreement are for purposes of
     --------------------
reference only and shall not limit or otherwise affect the meaning hereof.

21.  GOVERNING LAW. THIS WARRANT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE
     -------------
WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

22.  Judicial Proceedings; Waiver of Jury. Any judicial proceeding brought
     ------------------------------------
against the Company with respect to this Warrant may be brought in any court of competent jurisdiction in the State of New York or of the United States of America for the Southern District of New York and, by execution and delivery of this Agreement, the Company (a) accepts, generally and unconditionally, the nonexclusive jurisdiction of such courts and any related appellate court, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Warrant, subject to any rights of appeal, and (b) irrevocably waives any objection the Company may now or hereafter have as to the venue of any such suit, action or proceeding brought in such a court or that such court is an inconvenient forum. Nothing herein shall limit the right of any holder of any Warrant to bring proceedings against the Company in the courts of any other jurisdiction. THE COMPANY HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY, OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS WARRANT OR THE RELATIONSHIP ESTABLISHED HEREUNDER.

                                                 UNITED STATES STEEL CORPORATION




                                                 By:____________________________
                                                 Name:
                                                 Title:

                              FORM OF SUBSCRIPTION

                 [To be executed only upon exercise of Warrant]

To [NAME OF ISSUER]

The undersigned registered holder of the within Warrant hereby irrevocably exercises such Warrant for, and purchases thereunder, ______ shares of Common
Stock of [NAME OF ISSUER] and herewith makes payment of $        therefor, and
requests that the certificates for such shares be issued in the name of, and
delivered to         , whose address is       .

Dated:


                       (Signature must conform in all respects to name of holder
                                  as specified on the face of Warrant)



                       _________________________________________________________
                                           (Street Address)



                       _________________________________________________________
                                           (City) (State)(Zip Code)

                               FORM OF ASSIGNMENT

                 [To be executed only upon transfer of Warrant]


For value received, the undersigned registered holder of the within Warrant
hereby sells, assigns and transfers unto       the right represented by such
Warrant to purchase shares of [Common Stock] of [NAME OF ISSUER] to which such
Warrant relates, and appoints             Attorney to make such transfer on the
books of [NAME OF ISSUER] maintained for such purpose, with full power of substitution in the premises.

Dated:


                       (Signature must conform in all respects to name of holder
                                 as specified on the face of Warrant)



                       _________________________________________________________
                                            (Street Address)



                       _________________________________________________________
                                            (City) (State)(Zip Code)



Signed in the presence of:


_______________________________________

Exhibit B

Form of Convertible Note

NEITHER THIS NOTE NOR THE SHARES INTO WHICH THIS NOTE IS CONVERTIBLE HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND, EXCEPT FOR ANY TRANSFERS SPECIFICALLY AUTHORIZED UNDER THE TERMS OF THIS NOTE, NEITHER THIS NOTE NOR SUCH SHARES MAY BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED ABSENT REGISTRATION THEREOF UNDER THE ACT OR COMPLIANCE WITH RULE 144 OR RULE 144A PROMULGATED UNDER THE ACT, OR UNLESS USS OF DELAWARE, INC. HAS RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO IT, THAT SUCH REGISTRATION IS NOT REQUIRED. TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN IS ALSO SUBJECT TO RESTRICTIONS UNDER THE TERMS HEREOF.

                           CONVERTIBLE PROMISSORY NOTE
                           ---------------------------

$30,000,000.00                                          Dated:__________,2001

FOR VALUE RECEIVED, the undersigned, USS OF DELAWARE, INC. (the "Company"),
promises to pay to the order of [    ], or its permitted registered assigns or
at such other place or places as the Holder may designate in writing, the principal sum of THIRTY MILLION and NO/100 DOLLARS ($30,000,000) unless converted pursuant to the conditions set forth herein on or before ________[2022], without interest. Payment of the principal of this Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

As used herein, "Holder" means, at any time, the person in whose name this Note is registered in the Note Register (as defined below).

This Convertible Promissory Note ("Note") is issued by the Company pursuant to that certain Option Agreement (the "Option Agreement"), dated as of January 16, 2002, by and between United States Steel Corporation ("USS"), a Delaware corporation with offices at 600 Grant Street, Pittsburgh, PA 15219-2800, NKK Corporation, a Japanese corporation with offices at 1-1-2, Marunouchi, Chiyoda-ku, Tokyo 100-8202, Japan ("NKK"), National Steel Corporation, a Delaware corporation with offices at 4100 Edison Lakes Parkway, Mishawaka, IN 46545, NKK U.S.A. Corporation, a Delaware corporation and a wholly owned subsidiary of NKK with offices at 450 Park Avenue, New York, New York 10022, and NUF LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of NKK, with offices at 450 Park Avenue, New York, NY 10022. Capitalized terms not otherwise defined in this Note shall have the meaning set forth in the Option Agreement, which definitions are incorporated herein.

1.   Prepayment
     ----------

     During the period from the date hereof to the fifth (5/th/) anniversary of such date, the Company may prepay the principal of the Note, without premium or penalty.

2.   Events of Default
     -----------------

     "Event of Default", wherever used with respect to this Note, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any Governmental Authority):

     (a) Payment Default. The Company shall fail to pay or cause to be paid all
         ---------------
     or any portion of the principal of this Note when it becomes due and payable; or

     (b) Breach of Representation or Warranty. Any representation or warranty
         ------------------------------------
     made by USS in the Option Agreement shall prove to have been untrue or misleading when made in any respect that is material and adverse to the value of the Holder's investment in the Note or the Conversion Shares; or

     (c) Breach of Other Covenants or Failure of any Condition. The Company
         -----------------------------------------------------
     shall fail to perform, keep or observe any agreement or covenant contained in this Note or USS shall fail to perform, keep or observe any agreement or covenant contained in the Option Agreement, and any such failure shall remain unremedied for thirty (30) days after written notice thereof shall have been given to USS or the Company, as the case may be, by the Holder; provided, however, that if any such failure is susceptible to cure within 30 days and the Company or USS, as the case may be, commences to cure such failure within said 30-day period, then no Event of Default shall be deemed to have occurred if the Company or USS diligently prosecutes said cure thereafter to completion and cures said failure by the thirtieth (30th) day after the date of said notice; or

     (d) Involuntary Bankruptcy Events. The entry by a court having jurisdiction
         -----------------------------
     in the premises of a decree or order (A) for relief in respect of the Parent or the Company, (each, a "Subject Entity") in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (B) adjudging any Subject Entity bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of any Subject Entity under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of any Subject Entity or of any substantial part of any property of any Subject Entity, or ordering the winding up or liquidation of the affairs of any Subject Entity, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

     (e) Voluntary Bankruptcy Events. Any Subject Entity shall (i) voluntarily
         ---------------------------
     commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (d) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Subject Entity or for a substantial part of a Subject Entity's assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing.

     If an Event of Default (other than an Event of Default specified in clause
     (d) or (e) above) occurs and is continuing, the Holder may declare the principal amount of this Note to be immediately due and payable. If an Event of Default specified in clause (d) or (e) above occurs, the principal amount of the Note shall automatically become and be immediately due and payable without any declaration or other act on the part of the Holder or any other Person.

3.   Conversion Rights
     -----------------

     (a)  Holder's Conversion Right
          -------------------------

          (i) Conditional Conversion. During the period from the fifth (5/th/) anniversary date hereof to the tenth (10/th/) anniversary of such date (the "Holder Conditional Conversion Period"), if the average Closing Price (as hereinafter defined) of the Common Stock is greater than the Conversion Price (as hereinafter defined) during any period of 10 consecutive Trading Days (as hereinafter defined) (each, a "Qualified Trading Period"), then on the first Business Day immediately following the last trading day of any such Qualified Trading Period during the Holder Conditional Conversion Period (each a "Holder Conversion Date") the Holder may convert the Note into fully paid and nonassessable shares of Common Stock (calculated as to each conversion to the nearest full share of Common Stock) at the Conversion Price in effect on the applicable Holder Conversion Date by delivering written notice to that effect to the Company on such Holder Conversion Date.

          (ii) Unconditional Conversion. At any time after the tenth (10/th/) anniversary date hereof, at the option of the Holder, this Note, may be converted at the principal amount hereof into fully paid and nonassessable shares of the Common Stock (calculated as to each conversion to the nearest 1/100 of a share of Common Stock) at the Conversion Price in effect at the time of conversion.

     (b)  The Company's Conversion Right.
          ------------------------------

          (i) Conditional Conversion. During the period from the date hereof to
              ----------------------
          the tenth (10/th/) anniversary of such date (the "Company Conditional Conversion Period"), if the average Closing Price (as hereinafter defined) of the Common Stock is greater than the Conversion Price on each Trading Day (as hereinafter defined) during any Qualified Trading Period then on the first Business Day immediately following the last trading day of any such Qualified Trading Period during the Company Conditional Conversion Period

         (each a "Company Conversion Date") the Company may convert the Note into fully paid and nonassessable shares of Common Stock (calculated as to each conversion to the nearest full share of Common Stock) at the Conversion Price in effect on the applicable Conversion Date by delivering written notice to that effect to the Holder on such Company Conversion Date.

         (ii) Unconditional Conversion. At any time after the tenth (10/th/)
              ------------------------
         anniversary date hereof, the Company shall have the right to convert the Note into fully paid and nonassessable shares of Common Stock (calculated as to each conversion to the nearest full share of Common Stock) at the Conversion Price in effect on the date of conversion by delivering written notice to that effect to the Holder on or prior to such date of conversion.

         The parties hereto agree that any conversion pursuant to any of the foregoing clauses shall be made in accordance with the provisions of Annex A, which is expressly incorporated by reference herein. If a conversion is effected pursuant to the foregoing provisions, then as promptly as practicable on or after the applicable conversion date the Holder shall surrender the Note at the principal executive offices of the Company (which, if the Company shall so require, shall be duly endorsed to the Company or in blank, or be accompanied by proper instruments of transfer to the Company or in blank), accompanied by irrevocable written notice to the Company specifying the name or names (with address or addresses) in which a certificate or certificates evidencing the full number of shares of Common Stock issuable upon such conversion are to be issued and the Company shall deliver such certificate or certificates registered in the name(s) and in the denominations set forth in such instructions, together with a cash adjustment in respect of any fraction of a share of Common Stock. Any such conversion shall be deemed to have been made as of the applicable conversion date, and the person or persons entitled to receive the Common Stock deliverable upon conversion of this Note shall be treated for all purposes as the record holder or holders of such Common Stock on such date.

4.   Change of Control Conversion Option
     -----------------------------------

     If a Change of Control occurs at any time, the Holder shall have the right and option, but not the obligation, to immediately convert (the "Change of Control Conversion Option") this Note to Common Stock at the Conversion Price then in effect on the Change of Control Exercise Date (as defined below). The Company shall give the Holder prompt written notice if a Change of Control occurs (a "Notice"). In order to exercise the Change of Control Conversion Option with respect to any Change of Control, the Holder must deliver a written notice of its election to exercise to the Company within 30 days after it has received the Notice relating thereto and the closing of any exercise of the Change of Control Conversion Option will be held at 10:00 A.M. at the principal executive offices of the Company on the 30th day after the Company receives such written notice, or at such other time and place upon which the Holder and the Company shall agree (the "Change of Control Exercise Date").

     "Change of Control" means the occurrence of any of the following: (i) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more related transactions, of all or substantially all of the properties and assets of the

     Company and its Subsidiaries, taken as a whole, to any Person or group (as such term is defined for purposes of Rule 13d-5 under the 1934 Act or any successor rule), (ii) the adoption of a plan relating to the liquidation or dissolution of the Company or the Parent, or (iii) the consummation of any transaction or other event (including, without limitation, any merger or consolidation) the result of which is that any "person" (as defined above), other than any affiliate of NKK or USS (considered as a single Person solely for this purpose), becomes the "beneficial owner" (as such term is defined in Rule 13d-3 and Rule 13d-5 under the 1934 Act), directly or indirectly, of more than 40% of the total voting power of all the then outstanding shares of Voting Stock of the Company or any Person with which the Company consolidates or into which the Company merges.

5.   Information Obligations
     -----------------------

     (a) Parent Information. The Parent has filed a registration statement
         ------------------
     pursuant to the requirements of section 12 of the Exchange Act and shall file the reports required to be filed by companies subject to the reporting requirements of sections 13 and 15(d) of the Exchange Act (including but not limited to the reports under sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder (or, if the Parent does not file such reports, it will from time to time, upon the request of any holder of Note Shares, furnish to such holder the same information that would be required to be disclosed if the Parent filed such reports) and will take such further action as any holder of Note Shares may reasonably request, all to the extent required from time to time to enable such holder to sell Note Shares without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Note Shares, the Parent will deliver to such holder a written statement as to whether it has complied with the requirements of this section 5(a).

     (b) Company Information. The Company will deliver to the Holder (without
         -------------------
     duplication) within five days after any officer of the Company obtains knowledge of any Event of Default or any event which, with notice or lapse of time or both, would constitute an Event of Default (a "Default"), if such Event of Default or Default is then continuing, a certificate of the chief financial officer or the chief accounting officer of the Company setting forth the details thereof and the action which the Company is taking or proposes to take with respect thereto.

6.   Consolidation, Merger and Sale of Assets
     ----------------------------------------

     The Company will not consolidate or merge with or into (whether or not the Company is the surviving corporation), or directly and/or indirectly through its Subsidiaries sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of the properties and assets of the Company and its Subsidiaries taken as a whole in one or more related transactions, to any other Person unless:

     (a) the Person formed by or surviving any such consolidation or merger (if other than the Company) or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made (the "Successor Company") is a corporation, partnership, limited liability company or other similar business entity organized and validly existing under the laws of the United States, any state thereof or the District of Columbia;

     (b) the Successor Company unconditionally assumes in a binding instrument all the obligations of the Company under the Notes and USS' obligations under the Option Agreement; and

     (c) immediately after such transaction no Event of Default or event which, with notice or lapse of time or both, would constitute an Event of Default exists.

     Upon any consolidation of the Company with, or merger of the Company into, any other Person or any transfer, conveyance, sale, lease or other disposition of all or substantially all of the properties and assets of the Company and its Subsidiaries taken as a whole in one or more related transactions in accordance with this paragraph, the Successor Company shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Note with the same effect as if such Successor Company had been named as the Company herein, and thereafter, except in the case of a lease, the Company shall be relieved of all obligations and covenants under this Note.

7.   Transfer and Related Provisions
     -------------------------------

     The Holder shall not offer, sell, contract to sell or otherwise dispose of this Note without the prior written consent of the Company; provided, however, that the Holder shall be permitted to transfer the Note (i) to any of NKK and/or any of NKK's wholly-owned subsidiaries or a Person that that directly or indirectly owns NKK and (ii) (A) if the Holder is legally precluded from holding this Note and (B) during the continuance of an Event of Default, provided, that such transferee agrees to be bound by the terms contained herein.

     The Company shall keep at its principal office a register (the "Register") in which shall be entered the name and address of the registered holder of this Note and particulars of this Note and of all permitted transfers of this Note. Upon surrender for registration of a permitted transfer of this Note to the Company, the Company shall execute and deliver, in the name of the designated transferee or transferees, one or more new Notes, of any denominations of $1,000,000 and multiples thereof and like aggregate principal amount. Notwithstanding the foregoing, the Company shall not be required to register the transfer or exchange of this Note unless it has been duly endorsed. All Notes issued upon any registration of transfer or exchange of this Note shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits, as this Note.

     No service charge shall be made for any registration of transfer or exchange of this Note so long as such transfers occur no more frequently than annually, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

     Prior to due presentment of this Note for registration of a permitted transfer, the Company and its agents may treat the Person in whose name it is registered as the owner of this Note for all purposes whatsoever, whether or not it is overdue and neither the Company nor any of its agents shall be affected by notice to the contrary.

8.   Replacement of Note
     -------------------

     If this Note has been mutilated and is surrendered to the Company, the Company shall execute and deliver in exchange a new Note of the same principal amount and bearing a number not then outstanding. If the Holder shall deliver to the Company (i) evidence reasonably satisfactory to the Company that this Note has been destroyed, lost or stolen and (ii) such security or indemnity as may be required by the Company to hold it and its agents harmless, then, in the absence of notice that this Note has been acquired by a bona fide purchaser, the Company shall execute and deliver, in lieu of this Note, a new Note of a like principal amount and bearing a number not then outstanding. The provisions of this paragraph are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

9.   Parent's Guaranty
     -----------------

     The Parent shall guarantee the obligations of the Company under the Note solely to the extent that the Company is required to deliver shares of the Common Stock or other securities in connection with the conversion of the Note.

10.  Miscellaneous
     -------------

     The Company waives presentment for payment, demand, notice of nonpayment, notice of protest and protest of this Note, and all notices in connection with the delivery, acceptance, or dishonor of this Note.

     The Company agrees that if for any reason any amount due hereunder is paid by cashier's, certified teller's check or other check, there shall be no discharge of the Company's obligation until said check be finally paid by the issuer thereof.

     The Holder shall not by any act or omission be deemed to waive any of its rights or remedies under this Note unless such waiver shall be in writing and signed by the Holder, and then only to the extent specifically set forth therein.

     No right or remedy herein conferred upon or reserved to the Holder is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     This Note may not be amended other than with the written consent of the Holder and the Company.

Upon demand therefor, the Company agrees to pay to the Holder all costs and fees arising out of enforcing this Note, whether incurred in any court action, arbitration, or mediation, on appeal, in any bankruptcy (or state receivership or other insolvency or similar proceedings or circumstances), in any forfeiture, and for any post-judgment collection services (collectively, "Enforcement Costs").

The Company and, by its acceptance of this Note, the Holder agree that, subject to the specific terms hereof and to the extent that New York law applies, the relevant provisions of the Uniform Commercial Code as in effect in the State of New York pertaining to negotiable instruments shall be applied to this Note, even if this Note is not deemed to be an "instrument" or a "negotiable instrument" thereunder.

If this Note will at any time become subject to the Trust Indenture Act of 1939, the Company will make appropriate revisions hereto and will enter into an indenture with an appropriate trustee so as to comply with such act.

This Note shall be governed by and construed in accordance with the laws of the State of New York. In any court proceeding, the Company agrees to submit to the jurisdiction the courts in the State of New York or of the United States of America for the Southern District of New York. The Company hereby irrevocably waives to the fullest extent permitted by law any objection that it may now or hereafter have to the laying of such venue and any claim that any such forum is an inconvenient forum. Nothing in this Section shall impair the right of the Holder to bring any action or proceeding against the Company or its property in the courts of any other county or jurisdiction and the Company irrevocably submits to the nonexclusive jurisdiction of the appropriate courts (as selected by the Holder) of the jurisdiction in which the Company is organized or any place where any property or any office of the Company is located.

IN WITNESS WHEREOF, and intending to be legally bound, the undersigned has duly executed and delivered this Note as of the date first written above.

USS OF DELAWARE, INC.



By:_________________________
Name:
Title:

The Parent hereby expressly agree to be bound solely by Sections 5(a) and 9 of this Note and Sections 3, 4, 5, 6, 7, 8, 9 and 10 of Annex A hereto.

UNITED STATES STEEL CORPORATION


By:_________________________
Name:
Title:

                                     Annex A
                                     -------

                                Conversion Rights
                                -----------------

1.   Right of Conversion.  The Note may be converted as provided in the Note.
------------------------

2.   Conversion Procedures. If the Holder elects to exercise its conversion
--------------------------
right, the Holder shall surrender this Note at the principal executive offices of the Company (which, if the Company shall so require, shall be duly endorsed to the Company or in blank, or be accompanied by proper instruments of transfer to the Company or in blank), accompanied by irrevocable written notice to the Company and the Parent to the effect that the Holder elects so to convert this Note (which notice shall specify the name or names (with address or addresses) in which a certificate or certificates evidencing the shares of Common Stock to be issued upon such conversion are to be issued).

If the Company elects to exercise its conversion right, the Company shall send a written notice to the Holder setting forth the procedure for such conversion. The Company may require the Holder to surrender this Note at the executive offices of the Company (which, if the Company shall so require, shall be duly endorsed to the Company or in blank, or be accompanied by proper instruments of transfer to the Company or in blank). The Holder shall notify the Company and the Parent of the name or names (with address or addresses) in which a certificate or certificates evidencing the shares of Common Stock to be issued upon such conversion are to be issued.

In connection with any conversion of the Note, the Company shall, as soon as practicable after the surrender of this Note at the office referred to above and compliance with the other conditions herein contained, deliver at such office, to the person or persons entitled thereto (as specified in the applicable written notice of conversion), a certificate or certificates evidencing the number of full shares of Common Stock to which such person or persons shall be entitled as aforesaid, together with a cash adjustment in respect of any fraction of a share of Common Stock as hereinafter provided. Such conversion shall be deemed to have been made as of the date of such surrender of this Note (or, if later, the date of compliance with such other conditions), and the person or persons entitled to receive the Common Stock deliverable upon conversion of this Note shall be treated for all purposes as the record holder or holders of such Common Stock on such date.

3.   No Fractional Shares. No fractional shares of Common Stock shall be issued
-------------------------
upon conversion of this Note. Instead of any fractional share of Common Stock that would otherwise be issuable to the Holder upon conversion of this Note (or any specified portion hereof), the Parent shall pay a cash adjustment in respect of such fractional share in an amount equal to the same fraction of the Closing Price (as hereinafter defined) on the Trading Day that is at least Two Trading Days prior to the day of conversion.

4.   Reservation of Shares; Etc. The Parent will at all times reserve and keep
-------------------------------
available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock and/or, if this Note is then convertible into other common stock of the Parent, such other common stock, or its issued shares of Common Stock or such other common stock, as the case may be, held in its treasury, or both, for the purpose of effecting conversion of shares of this Note, the full number of shares of Common Stock or such other common stock deliverable upon the conversion of all outstanding Notes not theretofore converted. For purposes of this Section 4, the number of shares of Common Stock or such other common stock that shall be deliverable upon the conversion of all outstanding Notes shall be computed as if at the time of computation all Notes were held by a single holder. The Parent covenants that any shares of Common Stock or other common stock of the Parent issued upon conversion of shares of this Series shall be validly issued, fully paid and nonassessable. The Parent shall endeavor to list the shares of Common Stock or other common stock of the Parent required to be delivered upon conversion of this Note, prior to such delivery, upon each national securities exchange, if any, upon which the outstanding Common Stock or such other common stock is listed at the time of such delivery. Prior to the delivery of any securities that the Parent shall be obligated to deliver upon conversion of this Note, the Parent shall endeavor to comply with all federal and state laws and regulations thereunder requiring the registration of such securities with, or any approval of or consent to the delivery thereof by, any governmental authority.

5.   Prior Notice of Certain Events.  Subject to the provisions of Section 6(g),
-----------------------------------
if:

(i) the Parent takes any action that would require an adjustment of the Conversion Price pursuant to Sections 6(a) through (f); or

(ii) there shall be any consolidation or merger to which the Parent is a party and for which approval of any stockholders of the Parent is required, or the sale or transfer of all or substantially all of the assets of the Parent; or

(iii) there shall occur the voluntary or involuntary liquidation, dissolution or winding up of the Parent; or

(iv) the Parent or any of its Subsidiaries shall commence a tender offer or exchange offer for all or a portion of the outstanding shares of Common Stock (or shall amend any such tender or exchange offer), then the Parent shall cause to be mailed to the holder of this Note at its address as shown on the register of the Company, as promptly as possible, but at least 15 days prior to the earliest applicable date hereinafter specified, a notice stating, as applicable,
(A) the proposed record date for a dividend or distribution or the proposed effective date of a consolidation, merger, sale, transfer, liquidation, dissolution or winding up, (B) the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property, if any, deliverable upon such consolidation, merger, sale, transfer, liquidation, dissolution or winding up or
(C) the date on which such tender or exchange offer commenced, the date on which such tender or exchange offer is scheduled to expire unless extended, the consideration offered and the other material terms thereof (or the material terms of any amendment thereto). Failure to give or receive such notice or any defect therein shall not affect the legality or validity of the related transaction.

6.   Adjustment of Conversion Price.
-----------------------------------

(a) The Conversion Price per share of Common Stock shall be adjusted from time to time as follows:

(i)   If the Parent shall after the date on which the Note is initially issued
(A) pay a dividend or make a distribution on any class of its capital stock in shares of Common Stock, (B) subdivide the outstanding Common Stock into a greater number of shares or (C) combine the outstanding Common Stock into a smaller number of shares, then the Conversion Price in effect at the opening of business on the day next following the date fixed for the determination of stockholders entitled to receive such dividend or distribution or at the opening of business on the day next following the day on which such subdivision or combination becomes effective, as the case may be, shall be adjusted so that the holder of any share of this Note thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock that such holder would have owned or have been entitled to receive after the happening of any of the events described above had such Note been converted immediately prior to the record date in the case of a dividend or distribution or the effective date in the case of a subdivision or combination. An adjustment made pursuant to this
Section 6(a)(i) shall become effective immediately after the opening of business on the day next following the record date in the case of a dividend or distribution and shall become effective immediately after the opening of business on the day next following the effective date in the case of a subdivision or combination.

(ii) If the Parent shall issue after the date on which the Note is initially issued rights or warrants to all holders of Common Stock entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase Common Stock at a price per share less than the Current Market Price per share of Common Stock on the record date for the determination of stockholders entitled to receive such rights or warrants, then the Conversion Price in effect at the opening of business on the day next following such record date shall be adjusted to equal the price determined by multiplying (I) the Conversion Price in effect immediately prior to the opening of business on the day next following the date fixed for such determination by
(II) a fraction, the numerator of which shall be the sum of (A) the number of shares of Common Stock outstanding on the close of business on the date fixed for such determination and (B) the number of shares that the aggregate proceeds to the Parent from the exercise of such rights or warrants for Common Stock would purchase at such Current Market Price, and the denominator of which shall be the sum of (A) the number of shares of Common Stock outstanding on the close of business on the date fixed for such determination and (B) the number of additional shares of Common Stock offered for subscription or purchase pursuant to such rights or warrants. Such adjustment shall become effective immediately after the opening of business on the day next following such record date (except as provided in Section 6(i)). In determining whether any rights or warrants entitle the holders of Common Stock to subscribe for or purchase shares of Common Stock at less than the Current Market Price thereof, there shall be taken into account any consideration received by the Parent upon issuance and upon exercise of such rights or warrants, the value of such consideration, if other than cash, to be determined by the Board of Directors.

(iii) If the Parent shall distribute to all holders of the Common Stock any shares of capital stock (other than common stock of the Parent), evidences of indebtedness, cash or other assets of the Parent (including securities, but excluding (w) any dividend or distribution referred to in

Section 6(a)(i), (x) any rights or warrants referred to in Section 6(a)(ii) or in the second or third paragraph of this Section 6(a)(iii), (y) any dividend or distribution paid exclusively in cash or (z) any stocks, securities or other property received as a result of a transaction referred to in Section 6(c)) (any of the foregoing being hereinafter referred to in this Section 6(a)(iii) as the "Securities"), then in each such case the Conversion Price shall be adjusted so that it shall equal the price determined by multiplying (I) the Conversion Price in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by (II) a fraction, the numerator of which shall be the Current Market Price per share of the Common Stock on the record date mentioned below less the then fair market value (as determined by the Board of Directors) of the portion of the Securities so distributed to one share of Common Stock, and the denominator of which shall be the Current Market Price per share of the Common Stock on the record date mentioned below. Such adjustment shall become effective immediately at the opening of business on the day next following the record date for the determination of stockholders entitled to receive such distribution (except as provided in Section 6(i)).

With respect to the Rights Agreement, dated as of December 31, 2001 (as amended or otherwise modified from time to time, the "Rights Agreement"), between the Parent and Mellon Investor Services LLC (terms used in this paragraph and not otherwise defined herein having the meanings set forth in the Rights Agreement), the Conversion Price will be adjusted only when the Rights issuable pursuant thereto become exercisable after the Parent's right of redemption thereunder has expired. Subject to the foregoing, upon the later to occur of the Distribution Date and a Section 11(a)(ii) Event (the "Adjustment Date"), the Conversion Price in effect at the opening of business on the Adjustment Date shall be adjusted to equal the price determined by multiplying such Conversion Price by a fraction the numerator of which shall be equal to the Current Market Price per share of the Common Stock on the Trading Day immediately prior to the Adjustment Date less an amount equal to the quotient of (x) the aggregate fair market value on the Adjustment Date (as determined by the Board of Directors) of the Rights distributed under the Rights Agreement divided by (y) the number of shares of Common Stock outstanding on such day prior to the Adjustment Date and the denominator of which shall be equal to such Current Market Price per share of the Common Stock. Such adjustment shall become effective immediately after the opening of business on the day next following such Adjustment Date. In case the Parent shall (other than pursuant to the Rights Agreement) distribute rights or warrants to purchase Common Stock pro rata to all holders of Common Stock which rights or warrants are not at such time immediately exercisable but, upon the occurrence of a specified event or events ("Exercise Trigger Date") will become exercisable and once they become exercisable will entitle, or upon the occurrence of an additional specified event or events ("Price Trigger Date") will entitle, the holder thereof to purchase Common Stock at a price per share of Common Stock less than the Current Market Price of the Common Stock on the Trading Day next succeeding the later of the Exercise Trigger Date or the Price Trigger Date ("Adjustment Trigger Date") and there shall have occurred such Adjustment Trigger Date, thus permitting the holders of such rights or warrants irrevocably to exercise any exchange, subscription or purchase rights conferred by such rights or warrants at a price per share of Common Stock less than such Current Market Price, then the Conversion Price in effect at the opening of business on the Adjustment Trigger Date shall be adjusted by multiplying (I) such Conversion Price by (II) a fraction, the numerator of which shall be equal to the Current Market Price per share of the Common Stock on the Trading Day immediately prior to the Adjustment Trigger Date less an amount equal to the quotient of (x) the aggregate fair market value on the Adjustment Trigger Date of the rights or warrants so distributed (as determined by the Board of Directors) divided by (y) the number of shares of Common Stock outstanding on such day prior to the Adjustment Trigger Date and the denominator of which shall be equal to such Current Market Price per share of the Common Stock. Such adjustment shall become effective immediately after the opening of business on the day next following such Adjustment Trigger Date.

(iv) If the Parent shall, by dividend or otherwise, at any time distribute to all holders of the Common Stock cash (excluding any regular quarterly dividend payable solely in cash, any cash that is distributed as part of a distribution requiring a Conversion Price adjustment pursuant to Section 6(a)(iii) and cash that is distributed in a merger or consolidation to which Section 6(c) applies) in an aggregate amount that, together with (A) the aggregate amount of any other distributions to all holders of the Common Stock made exclusively in cash (to which this Section 6(a)(iv) would otherwise apply) within the 12 months preceding the date of payment of such distribution and in respect of which no Conversion Price adjustment has been made and (B) all Excess Purchase Payments in respect of each tender offer or exchange offer or other negotiated purchase for Common Stock concluded by the Parent or any of its Subsidiaries within the 12 months preceding the date of payment of such distribution and in respect of which no Conversion Price adjustment has been made, exceeds an amount equal to 12.5% of the product of the Current Market Price per share of Common Stock on the date fixed for determination of holders of Common Stock entitled to receive such distribution times the number of shares of Common Stock outstanding on such date, then the Conversion Price shall be adjusted so that it shall equal the price determined by multiplying (I) such Conversion Price in effect immediately prior to the Conversion Price adjustment contemplated by this Section 6(a)(iv) by (II) a fraction the numerator of which shall be the Current Market Price per share of the Common Stock on the date fixed for determination of holders of Common Stock entitled to receive such distribution less the combined amount of such cash and such Excess Purchase Payments so distributed applicable to one share of Common Stock and the denominator of which shall be such Current Market Price per share of the Common Stock on such date of determination. Such adjustment shall become effective immediately prior to the opening of business on the day next following the date fixed for such determination.

(v) In case a tender offer or exchange offer or other negotiated purchase made by the Parent or any of its Subsidiaries for all or any portion of the Common Stock shall be consummated, if the aggregate amount of any Excess Purchase Payment, together with (A) the aggregate amount of any distributions made to all holders of Common Stock made exclusively in cash (excluding any regular quarterly dividend payable solely in cash, any cash that is distributed as part of a distribution requiring a Conversion Price adjustment pursuant to Section 6(a)(iii) and cash that is distributed in a merger or consolidation to which
Section 6(c) applies) within the 12 months preceding the consummation of such tender or exchange offer or other negotiated purchase and in respect of which no Conversion Price adjustment has been made, and (B) all other Excess Purchase Payments in respect of each tender or exchange offer or other negotiated purchase for Common Stock concluded by the Parent or any of its Subsidiaries within the 12 months preceding the consummation of such tender or exchange offer or other negotiated purchase and in respect of which no Conversion Price adjustment has been made, exceeds an amount equal to 12.5% of the product of the Current Market Price per share of Common Stock on the consummation date of such tender or exchange offer or other negotiated purchase (any such date, the "Purchase Date") times the number of shares of Common Stock outstanding (including any tendered, exchanged or purchased shares) on such Purchase Date, then the Conversion Price shall be adjusted so that it shall equal the price determined by multiplying (I) such Conversion Price in effect immediately prior to such Purchase Date by (II) a fraction, the numerator of which shall be the Current Market Price per share of the Common Stock on such Purchase Date less the combined amount of Excess Purchase Payments and such cash so distributed applicable to one share of Common Stock and the denominator of which shall be such Current Market Price per share on such Purchase Date. Such adjustment shall become effective immediately prior to the opening of business on the day next following such Purchase Date.

(vi) The Parent from time to time may reduce the Conversion Price by any amount for any period of at least 20 business days (or such other period as may then be required by applicable law), provided that the Board of Directors shall have determined that such reduction is in the best interests of the Parent. No reduction in the Conversion Price pursuant to this Section 6(a)(vi) shall become effective unless the Parent shall have mailed a notice, at least 15 days prior to the date on which such reduction is scheduled to become effective, to each holder of a Note. Such notice shall be given by first class mail, postage prepaid, at such holder's address as the same appears on the stock transfer books of the Parent. Such notice shall state the amount per share by which the Conversion Price will be reduced and the period for which such reduction will be in effect.

(vii) The Parent may make reductions in the Conversion Price, in addition to those required by Sections 6(a)(i) through (v), as the Board determines to be necessary in order that any event treated for Federal income tax purposes as a dividend of stock or stock rights will not be taxable to the recipients; provided that any such reduction shall not be effective until written evidence of the action of the Board authorizing such reduction shall be filed with the Secretary of the Parent and notice thereof shall have been given by first class mail, postage prepaid, to each holder of a Note at such holder's address as the same appears on the note register of the Company.

(b) No adjustment in the Conversion Price shall be required unless such adjustment would require a cumulative increase or decrease of at least 1% in such price; provided, however, that any adjustments that by reason of this
Section 6(b) are not required to be made shall be carried forward and taken into account in any subsequent adjustment until made; and provided, further, that any adjustment shall be required and made in accordance with the provisions of this
Section 6 (other than this Section 6(b)) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the holders of shares of Common Stock or any other common stock into which this Note is convertible. Notwithstanding any other provisions of this Section 6, the Parent shall not be required to make any adjustment of any Conversion Price established hereunder for the issuance of any shares of common stock of the Parent (including Common Stock) pursuant to any plan providing for the reinvestment of dividends or interest payable on securities of the Parent and the investment of additional optional amounts in shares of such common stock under such plan. All calculations under this Section 6 shall be made to the nearest 1/100 of a cent (with $.00005 being rounded upward) or to the nearest 1/10,000 of a share (with .00005 of a share being rounded upward), as the case may be.

(c) If the Parent shall be a party to any transaction (including without limitation a merger or consolidation of the Parent and excluding any transaction as to which Sections 6(a)(i) through (vi) apply), in each case as a result of which shares of Common Stock shall be converted into the right to receive stock, securities or other property (including cash or any combination thereof), (each of the foregoing being referred to herein as a "Transaction"), each Note which is not converted into the right to receive stock, securities or other property in connection with such Transaction shall thereafter be convertible into the kind and amount of shares of stock, securities and other property (including cash or any combination thereof) receivable upon the consummation of such Transaction by a holder of that number of shares or fraction thereof of Common Stock into which this Note was convertible immediately prior to such Transaction, assuming such holder of this Note (i) is not a person with which the Parent consolidated or into which the Parent merged or which merged into the Parent or to which such sale or transfer was made, as the case may be (a "Constituent Person"), or an affiliate of a Constituent Person and (ii) failed to exercise his rights of election, if any, as to the kind or amount of stock, securities and other property (including cash) receivable upon such Transaction (provided that if the kind or amount of stock, securities and other property (including cash) receivable upon such Transaction is not the same for each share of Common Stock of the Parent held immediately prior to such Transaction by other than a Constituent Person or an affiliate thereof and in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this Section 6(c) the kind and amount of stock, securities and other property (including cash) receivable upon such Transaction by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). The Parent shall not be a party to any Transaction unless the terms of such Transaction are consistent with the provisions of this Section 6(c) and it shall not consent or agree to the occurrence of any Transaction until the Parent has entered into an agreement with the other party or parties to such transaction for the benefit of the holder of this Note that will contain provisions enabling the holders of such shares that remain outstanding after such Transaction to convert into the consideration received by holders of Common Stock at the Conversion Price in effect immediately prior to such Transaction. The provisions of this Section 6(c) shall similarly apply to successive Transactions.

(d) The reclassification of common stock into which this Note is then convertible into securities which include securities other than such common stock (other than any reclassification upon a consolidation or merger to which Section 6(c) applies), shall be deemed to involve (i) a distribution of such securities other than such common stock to all holders of such common stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of stockholders entitled to receive such distribution") and (ii) a subdivision or combination, as the case may be, of the number of shares of such common stock outstanding immediately prior to such reclassification into the number of shares of such common stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be the effective date of such subdivision or combination).

(e) If the Parent shall, by dividend or otherwise, distribute to all holders of Common Stock or other class of common stock into which this Note is then convertible shares of common stock other than Common Stock or any class of common stock into which this Note is then convertible, each Note shall be convertible, in addition to the number of shares of Common Stock and/or such other common stock into which such Note is then convertible, into the number of shares of such other common stock receivable upon payment of such distribution to a holder of that number of shares or fraction thereof of Common Stock or such other common stock into which this Note was convertible immediately prior to the record date fixed for the determination of stockholders entitled to receive such distribution. This Note shall become so convertible immediately after the opening of business on the day next following such record date (except as provided in Section 6(i)). In addition, a Conversion Price shall be established with respect to such common stock in an amount equal to the quotient of (i) 30 divided by (ii) the number of shares or fraction thereof of such common stock that a holder of one share of Common Stock or such other common stock into which this Note is then convertible would be entitled to receive on the payment date for such distribution from and after any such date of determination of stockholders entitled to receive such distribution and, thereafter, Conversion Price adjustments as nearly as equivalent in type as may be practicable to the adjustments pursuant to Sections 6(a) through (c) which are to be made in respect of Common Stock shall be made in respect of shares of such common stock. Notwithstanding the foregoing and the provisions of Section 6(a)(iii), if the Parent shall make such a distribution in common stock and, thereafter, all of the shares of such common stock cease to be outstanding, on the date such shares of common stock cease to be outstanding (x) this Note shall cease to be convertible into shares of such common stock, (y) a distribution of shares of such common stock shall be deemed to have occurred on such date and (z) the Conversion Price for the class of common stock upon which such distribution was made, or if no shares of such class are then outstanding because shares of such class were exchanged for shares of another class of common stock, of such other class of common stock, shall be adjusted in the manner set forth in Section 6(a)(iii) to the same extent as if shares of the common stock in which such distribution was made were within the meaning of the term "Securities" in Section 6(a)(iii).

(f) After the date, if any, on which all outstanding shares of Common Stock or of any other common stock into which this Note is then convertible are exchanged for shares of another class of common stock (as provided in the Certificate of Incorporation of Parent), this Note shall thereafter be convertible into the number of shares of such other class of common stock receivable upon such exchange by a holder of that number of shares or fraction thereof of Common Stock and/or such other common stock into which the Note was convertible immediately prior to such exchange. From and after any such exchange, Conversion Price adjustments as nearly equivalent as may be practicable to the adjustments pursuant to Sections 6(a) through 6(e) which, prior to such exchange, were made in respect of Common Stock and/or such other common stock into which this Note is then convertible shall instead be made pursuant to such Sections 6(a) through 6(e) in respect of shares of such other class of common stock.

(g) Whenever the Conversion Price is adjusted as herein provided, the Parent shall promptly prepare a certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment, which certificate shall be prima facie evidence of the correctness of such adjustment. Promptly after preparation of such certificate, the Parent shall send a copy of such certificate by first class mail, postage prepaid, to the holder of this Note at such holder's address as the same appears on the register transfer books of the Company.

(h) In any case in which Section 6(a) or 6(e) provides that an adjustment shall become effective on the day next following a record date for an event, the Parent may defer until the occurrence of such event (A) issuing to the holder of this Note the additional shares of Common Stock or any other common stock of the Parent issuable upon such conversion by reason of the adjustment required by such event over and above the number of shares of Common Stock or such other common stock issuable upon such conversion before giving effect to such adjustment and (B) paying to such holder any amount in cash in lieu of any fraction thereof pursuant to Section 6(c).

(i) For purposes of this Section 6, the number of shares of Common Stock or any other common stock of the Parent at any time outstanding shall not include any shares of Common Stock or such other common stock then owned or held by or for the account of Parent. The Parent shall not pay a dividend or make any distribution on shares of Common Stock or such other common stock held in the treasury of the Parent.

(j) There shall be no adjustment of the Conversion Price in case of the issuance of any stock of the Parent in a reorganization, acquisition or other similar transaction except as specifically set forth in this Section 6. If any action or transaction would require adjustment of any Conversion Price established hereunder pursuant to more than one paragraph of this Section 6, only the adjustment which would result in the largest reduction of such Conversion Price shall be made.

7.   Stapled Securities.
-----------------------

(a) Prior to a Separation Event (as hereinafter defined) with respect to any Stapled Securities, such Stapled Securities will be deemed, for purposes of the adjustments contemplated hereby, to comprise part of the shares of Common Stock to which such Stapled Securities appertain, and as a result, distributions in respect of such Stapled Securities will be deemed, for such purposes, to be distributions in respect of such shares.

(b) If the Holder converts this Note (or any portion of the principal amount hereof) after a Separation Event with respect to any Stapled Securities, it shall be entitled to receive upon such conversion, in addition to the shares of Common Stock issuable upon such conversion, the same rights to which the Holder would have been entitled under the Stapled Securities that would have appertained to such shares of Common Stock if the Holder had effected such conversion before such Separation Event.

8.   Consolidations, Mergers or Sales of Assets. In the event of any
-----------------------------------------------
consolidation of the Parent with, or merger of the Parent into, any other Person, any merger of another Person into the Parent (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of the Common Stock) or any sale or transfer of all or substantially all of the assets of the Parent, the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall enter into an unconditional binding written agreement enforceable by the Holder providing that the Holder shall have the right thereafter, during the period in which this Note shall be convertible, to convert this Note (or portion of the principal amount hereof) only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock into which this Note (or portion thereof)
might have been converted immediately prior to such consolidation, merger, sale or transfer, assuming the Holder (i) is not a Person with which the Parent consolidated or into which the Parent merged or which merged into the Parent or to which such sale or transfer was made, as the case may be, (a "Constituent Person") or an Affiliate of a Constituent Person and (ii) failed to exercise his or her rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer; provided, however, that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each share of Common Stock held immediately prior to such consolidation, merger, sale or transfer by Persons other than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised (each, a "Non-Electing Share"), then for purposes of this Section 8 the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-Electing Shares. Such written agreement shall provide for adjustments which, for events subsequent to the effective date of such agreement, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Annex A. The provisions of this Section 8 shall
                                 -------
similarly apply to successive consolidations, mergers, sales or transfers. If the conversion rights of the Holder of this Note shall be adjusted pursuant to this Section 8, then the Parent shall cause to be given to the Holder and any other holders of outstanding Notes, within 5 days after consummation of the transaction triggering such adjustment, a notice describing such adjustment in appropriate detail.

9.     Taxes. The Parent will pay any and all documentary, stamp or similar
------------
issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock or other securities or property on conversion of this Note pursuant hereto; provided, however, that the Parent shall not be required to pay any tax that may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock or other securities or property in a name other than that of the holder of this Note to be converted and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Parent the amount of any such tax or established, to the reasonable satisfaction of the Parent, that such tax has been paid.

10.    Registration under the Securities Act
--------------------------------------------

10.1  Registration on Request. The Parent agrees that, within 90 days of receipt
      -----------------------
of a written request from the Holder, the Parent will at the its cost and expense file with the Commission a Registration Statement covering the sale by the Holder of the Note Shares and that the Parent will take all steps reasonably necessary to cause such registration statement to be declared effective and to remain effective and to cause the shares of stock covered thereby to be listed on the New York Stock Exchange, Inc., the Chicago Stock Exchange and the Pacific Stock Exchange. This request for registration may be exercised by the holders of the Note Shares no more often than once.

10.2. Indemnification.

(a)    Indemnification by the Parent. In the event of any registration of any
------------------------------------
securities of the Parent under the Securities Act, the Parent will, and hereby does, indemnify and hold harmless the holder of any Note Shares covered by such registration statement, its directors and officers, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such holder or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such holder or any such director or officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Parent will reimburse such holder and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that
                                                                 --------
the Parent shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Parent by such holder, for use in the preparation thereof and, provided, further that the Parent shall not be liable to any Person who
--------  -------
participates as an underwriter, in the offering or sale of Note Shares or to any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of the Note Shares to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by such holder.

(b)    Indemnification by the Sellers. The Parent may require, as a condition to
-------------------------------------
including any Note Shares in any registration statement filed pursuant to section 10.1, that the Parent shall have received an undertaking satisfactory to it from the prospective seller of such Note Shares, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision
(a) of this section 10.2) the Parent, each director of the Parent, each officer of the Parent and each other person, if any, who controls the Parent within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Parent by such seller for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Any such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Parent or any such director, officer or controlling person and shall survive the transfer of such securities by such seller.

(c)    Notices of Claims, etc. Promptly after receipt by an indemnified party of
-----------------------------
notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this section 10.2, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided
--------
herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this section 10.2, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability, or a covenant not to sue, in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

(d)    Other Indemnification. Indemnification similar to that specified in the
----------------------------
preceding subdivisions of this section 10.2 (with appropriate modifications) shall be given by the Parent and each seller of Note Shares with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the Securities Act.

(e)    Indemnification Payments. The indemnification required by this section
-------------------------------
10.2 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

(f)    Contribution.  If the indemnification provided for in the preceding
-------------------
subdivision of this section 10.2 is unavailable to an indemnified party in respect of any expense, loss, claim, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the Parent on the one hand and of the holder or underwriter, as the case may be, on the other in connection with the statements or omissions which resulted in such expense, loss, damage or liability, as well as any other relevant equitable considerations. The relative fault of the Parent on the one hand and of the holder or underwriter, as the case may be, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Parent, by the holder or by the underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, provided that the foregoing contribution agreement shall
                       --------
not inure to the benefit of any indemnified party if indemnification would be unavailable to such indemnified party by reason of the provisions contained in the first sentence of subdivision (a) of this section 10.2, and in no event shall the obligation of any indemnifying party to contribute under this subdivision (f) exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under subdivisions (a) or (b) of this section 10.2 had been available under the circumstances.

The Parent and the holders of Note Shares agree that it would not be just and equitable if contribution pursuant to this subdivision (f) were determined by pro rata allocation (even if the holder and any underwriters were treated as one
--- ----
entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth in the preceding sentence and subdivision (c) of this section 10.2, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

Notwithstanding the provisions of this subdivision (f), no holder of Note Shares or underwriter shall be required to contribute any amount in excess of the amount by which (i) in the case of any such holder, the net proceeds received by
                 -
such holder from the sale of Note Shares or (ii) in the case of an underwriter,
                                             --
the total price at which the Note Shares purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that such holder or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

11. Certain Definitions. The following definitions shall apply to terms used in
    -------------------
this Annex A:

"Board of Directors" or "Board" means, at any time, the duly elected or acting board of directors (or duly authorized committee thereof) of the Parent at such time.

"Closing Price" of shares of any class of common stock of the Parent for any day shall mean the last reported sales price, regular way on such day, or, if no reported sale takes place on such day, the average of the reported closing bid and asked prices on such day, regular way, in either case as reported on the New York Stock Exchange Composite Tape or, if such common stock is not listed or admitted to trading on the NYSE, on the principal national securities exchange on which such common stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the National Market System of NASDAQ or, if such common stock is not quoted on such National Market System, the average of the closing bid and asked prices on such day in the over-the-counter market as reported by NASDAQ or, if closing bid and asked prices for such common stock on such day shall not have been reported through NASDAQ, the average of the closing bid and asked prices on such day as furnished by any NYSE member firm regularly making a market in such common stock selected for such purpose by the Board of Directors.

"Common Stock" shall mean the Common Stock, par value $1.00 per share, of Parent including any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock, and all other stock of any class or classes (however designated) of the Parent the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

"Conversion Price" initially means $30, subject to adjustment from time to time as set forth herein.

"Current Market Price" shall mean, with respect to any class of common stock of the Parent, the average of the daily Closing Prices of a share of such common stock during the five consecutive Trading Days immediately before the date in question; provided, however, that (i) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to Sections 6(a)(ii) through (v) occurs on or after the 5th Trading Day prior to the day in question and prior to the "ex" date for the issuance or distribution requiring such computation, the Closing Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the same fraction by which the Conversion Price is so required to be adjusted as a result of such other event, (ii) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to Sections 6(a) (ii) through (v) occurs on or after the "ex" date for the issuance or distribution requiring such computation and on or prior to the day in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event, and (iii) if the "ex" date for the issuance or distribution requiring such computation is on or prior to the day in question, after taking into account any adjustment required pursuant to clause (ii) of this proviso, the Closing Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the fair market value on the day in question (as determined by the Board of Directors in a manner consistent with any determination of such value for purposes of Section 6(a) (iii) or (iv)) of the evidences of indebtedness, shares of capital stock or assets being distributed applicable to one share of the applicable class of common stock of the Parent as of the close of business on the day before such "ex" date. For purposes of this definition, the term "ex" date, with respect to any class of common stock of the Parent, (i) when used with respect to any issuance or distribution, means the first date on which such common stock trades regular way on such exchange or in the relevant market from which the Closing Price was obtained without the right to receive such issuance or distribution, (ii) when used with respect to any subdivision or combination of shares of such common stock, means the first date on which such common stock trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective, and (iii) when used with respect to any tender or exchange offer means the first date on which such common stock trades regular way on such exchange or in such market after the expiration time of such tender or exchange offer.

"Excess Purchase Payment" means the excess, if any, of (A) the aggregate of the cash and the value (as determined by the Board of Directors) of all other consideration paid by the Parent or any of its Subsidiaries with respect to the shares of the applicable class of common stock of the Parent acquired in a tender or exchange offer or other negotiated purchase respectively, over (B) the product of the Current Market Price per share of such common stock times the number of shares of such common stock acquired in such tender or exchange offer or purchase.

"Exchange Act" means the Securities Exchange Act of 1934, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

"NASDAQ" means the National Association of Securities Dealers, Inc. Automated Quotations System or any successor thereto.

"Note Shares" means the shares of the Common Stock issuable upon conversion of the Note pursuant to the terms and conditions set forth in this Note.

"NYSE" means the New York Stock Exchange, Inc. or any successor thereto.

"Parent" means United States Steel Corporation.

"Person" means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

"Rights Agreement" shall have the meaning given to it in the second paragraph of
Section 6(a)(iii).

"Rights" shall mean the rights of the Parent which are issuable under the Parent's stockholder rights plan adopted by the Board of Directors, the terms and conditions of which are set forth in the Rights Agreement, or rights to purchase any capital stock of the Parent under any successor shareholder rights plan or plan adopted in replacement of the Parent's stockholder rights plan.

"Securities Act" means the Securities Act of 1933, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

"Separation Event" has the meaning set forth in the definition of the term "Stapled Securities" below.

"Stapled Securities" means securities issued under any plan or agreement providing in substance that, until such securities are redeemed or the rights thereunder are otherwise terminated or a specified event occurs (a "Separation Event"), (i) a specified number of such securities will appertain to each share of Common Stock then issued or to be issued in the future (including shares issued upon conversion of this Note) and (ii) each such security will be evidenced or represented by the certificate representing the share of Common Stock to which it appertains and will automatically trade with such share.

"Subsidiary" means a Person more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by another Person (whether through one or more other Subsidiaries or otherwise). For the purposes of this definition, "voting stock" means stock or other ownership interest which ordinarily has voting power for the election of directors or other members of a governing body, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

"Trading Day" shall mean, with respect to any class of common stock of the Parent, any day on which such common stock is traded on the NYSE, or if such common stock is not listed or admitted to trading on the NYSE, on the principal national securities exchange on which such common stock is listed or admitted, or if not listed or admitted to trading on any national securities exchange, on the National Market System of the NASDAQ, or if such common stock is not quoted on such National Market System, in the applicable securities market in which such common stock is traded.